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                                                         RULE 497(c)
                                                         File No. 33-59692


                                      [LOGO]




                                RYDEX SERIES TRUST
                                    PROSPECTUS

          6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                        (800) 820-0888     (301) 468-8520

   Rydex Series Trust (the "Trust") is a no-load mutual fund complex with nine separate investment portfolios (the "Funds" or "Rydex Funds"), seven of which Funds are described in this Prospectus. The Funds are principally designed for professional money managers and investors who intend to invest in the Funds as part of an asset-allocation or market-timing investment strategy. Sales are made, without sales charge, at each Fund s per share net asset value.

   Except for the Rydex U.S. Government Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. Each of these Funds seeks investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional Funds may be created from time to time.

   The following are the Funds and their benchmarks:

             FUND                                BENCHMARK

    The Nova Fund           150% of the performance of the S&P 500 Composite
                            Stock Price IndexTM

    The Ursa Fund           Inverse (opposite) of the S&P 500 Composite Stock
                            Price IndexTM
    Rydex OTC Fund          NASDAQ 100 IndexTM (NDX)

    Rydex Precious Metals   Philadelphia Stock Exchange Gold/Silver IndexTM
    Fund                    (XAU)

    Rydex U.S. Government   120% of the price movement of current Long Treasury
    Bond Fund               Bond



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    The Juno Fund           Inverse (opposite) of the price movement of the
                            current Long Treasury Bond

   The Trust also offers The Rydex U.S. Government Money Market Fund. This Fund seeks to provide security of principal, high current income, and liquidity by investing primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities. The securities of the Rydex U.S. Government Money Market Fund are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and an investment in this Fund is neither insured nor guaranteed by the United States Government. The Rydex U.S. Government Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

   The Funds (other than the Rydex U.S. Government Money Market Fund) may engage in certain aggressive investment techniques, which include engaging in short sales and transactions in options and futures contracts. The Nova Fund and the Rydex U.S. Government Bond Fund may use the speculative technique known as leverage to increase funds available for investment (see "Other Investment Policies"). Investors in the Nova Fund may experience substantial losses during sustained periods of falling equity prices. Investors in the Ursa Fund and the Juno Fund may experience substantial losses during sustained periods of rising equity prices and rising bond prices, respectively. Because of the inherent risks in any investment, there can be no assurance that any Fund s investment objective will be achieved.

   None of the Funds alone constitutes a balanced investment plan, and certain of the Funds involve special risks not traditionally associated with investment companies. The nature of the Funds generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that a Fund will not qualify as a regulated investment company under the Federal tax laws. The Trust is not intended for investors whose principal objective is current income or preservation of capital and may not be a suitable investment for persons who intend to follow an "invest and hold" strategy. See "Special Risk Considerations."

                              ADDITIONAL INFORMATION

   The Trust also offers the Rydex Institutional Money Market Fund and, beginning on or about December 1, 1996 (subject to obtaining all necessary regulatory approvals), also will offer the Rydex High Yield Fund, each of which series of the Trust is described in a separate prospectus.

   Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know about the Trust before investing. A Statement of Additional Information, dated November 1, 1996, containing additional information about the Trust has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this


   PAGE

   Statement of Additional Information is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION P A S S ED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                 The date of this Prospectus is November 1, 1996.







































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                                TABLE OF CONTENTS

                                                               Page

   PROSPECTUS SUMMARY                                          4

   FEES AND EXPENSES OF THE FUNDS                              7

   FINANCIAL HIGHLIGHTS OF THE FUNDS                           9

   INVESTMENT OBJECTIVES AND POLICIES                          16

   SPECIAL RISK CONSIDERATIONS                                 21

   INVESTMENT TECHNIQUES AND OTHER
     INVESTMENT POLICIES                                       22

   PORTFOLIO TRANSACTIONS AND BROKERAGE                        29

   HOW TO INVEST IN THE FUNDS                                  29

   REDEEMING AN INVESTMENT (WITHDRAWALS)                       30

   EXCHANGES                                                   31

   PROCEDURES FOR REDEMPTIONS AND
     EXCHANGES                                                 32

   DETERMINATION OF NET ASSET VALUE                            32

   TAX-SHELTERED RETIREMENT PLANS                              34

   TRANSACTION CHARGES                                         34

   DIVIDENDS AND DISTRIBUTIONS                                 34

   TAXES                                                       34

   MANAGEMENT OF THE TRUST                                     36

   PERFORMANCE INFORMATION                                     38

   GENERAL INFORMATION ABOUT THE TRUST                         40

                                PROSPECTUS SUMMARY

   THE RYDEX FUNDS

   Each Fund has its own distinct investment objective. There is, of course, no guarantee that any Fund will achieve its investment objective. The investment objectives of the Funds are as follows:


                                                        5





   The  Nova  Fund.      The  Nova  Fund  s investment objective is to provide
   investment returns that correspond to 150% of the performance of the Standard & Poor s 500 Composite Stock Price IndexTM (the "S&P500 Index"). In attempting to achieve its objective, the Nova Fund expects that a substantial portion of its assets usually will be devoted to investment techniques including certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. In contrast to returns on a mutual fund that seeks to approximate the return of the S&P500 Index, the Nova Fund should increase gains during periods when the prices of the securities in the S&P500 Index are rising and increase losses to investors during periods when such prices are declining. Investors in the Nova Fund could experience substantial losses during sustained periods of falling equity prices.

   The Ursa Fund. The Ursa Fund s investment objective is to provide investment results that will inversely correlate to the performance of the S&P500 Index. The Ursa Fund seeks to achieve this inverse correlation result on each trading day. If the Ursa Fund is successful in meeting this objective, the net asset value on Ursa Fund shares will increase for each day in direct proportion to any decreases in the level of the S&P500 Index. Conversely, the net asset value on Ursa Fund shares will decrease for each day in direct proportion to any increases in the level of the S&P500 Index. In seeking to achieve its objective, the Ursa Fund primarily engages in short sales and certain transactions in stock index futures contracts, options on stock index futures contracts, and option on securities and stock indexes. The Ursa Fund involves special risks not traditionally associated with investment companies. Investors in the Ursa Fund may experience substantial losses during sustained periods of rising equity prices.

   The Rydex OTC Fund. The investment objective of the Rydex OTC Fund (the "OTC Fund") is to provide investment results that correspond to a benchmark for over-the-counter securities. The OTC Fund s current benchmark is the NASDAQ 100 IndexTM. The OTC Fund does not aim to hold all of the 100 securities included on the NASDAQ 100 IndexTM. Instead, the OTC Fund intends to hold representative securities included in the NASDAQ 100
   IndexTM or other instruments which are expected to provide returns that correspond to those of the NASDAQ 100 IndexTM. The OTC Fund may engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

   The Rydex Precious Metals Fund. The investment objective of the Rydex Precious Metals Fund (the "Metals Fund") is to provide investment results that correspond to a benchmark primarily for metals-related securities. The Metals Fund s current benchmark is the Philadelphia Stock Exchange
   Gold/Silver IndexTM (the "XAU Index"). To achieve its objective, the Metals Fund invests in securities included in the XAU Index. In addition, the Metals Fund may invest in other securities that are expected to perform in a manner that will assist the Metals Fund s performance to track closely the XAU Index. The Metals Fund may invest in securities of foreign issuers. These securities present certain risks not present in domestic


                                                        6





   investments and expose the investor to general market conditions which differ significantly from those in the United States.

   The Rydex U.S. Government Bond Fund. The investment objective of the Rydex U.S. Government Bond Fund (the "Bond Fund") is to provide investment results that correspond to a benchmark for U.S. Government securities. The Bond Fund s current benchmark is 120% of the price movement of the Current Long Treasury Bond (the "Long Bond"), without consideration of interest paid. In attempting to achieve its objective, the Bond Fund invests primarily in obligations of the U.S. Treasury or obligations either issued
   o r g u a r anteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government ("U.S. Government Securities"). The Bond Fund may engage in transactions in futures contracts and options on futures contracts on U.S. Treasury bonds. The Bond Fund also may invest in U.S. Treasury zero coupon bonds.

   The Juno Fund. The Juno Fund s investment objective is to provide total return before expenses and costs that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Juno Fund seeks to achieve this inverse correlation result on each trading day. The Long Bond is the Juno Fund s current benchmark. In seeking its objective, the Juno Fund will employ certain investment techniques including engaging in short sales and transactions in futures contracts and options thereon. If the Juno Fund is successful in meeting its objective, the total return on its shares before expenses and costs will increase for each day proportionally to any decreases in the price of the Long Bond. Conversely, the total return on i t s shares before expenses and cost will decrease for each day proportionally to any increases in the price of the Long Bond. Investors in the Juno Fund may experience substantial losses during periods of falling interest rates/rising bond prices.

   The Rydex U.S. Government Money Market Fund. The investment objective of the Rydex U.S. Government Money Market Fund (the "Money Market Fund") is to provide security of principal, high current income, and liquidity. To achieve its objective, the Money Market Fund invests primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities, as well as in repurchase agreements collateralized fully by U.S. Government Securities.

   A discussion of each Fund s investment objective(s) and policies is provided below under "Investment Objectives and Policies" and "Investment Techniques and Other Investment Policies." The Trust also offers shares in the Rydex High Yield Fund and the Rydex Institutional Money Market Fund, each of which series of the Trust is described in a separate prospectus.

   SPECIAL RISK CONSIDERATIONS

   The Trust expects that a substantial portion of the assets of the Funds will be derived from professional money managers and investors who intend to invest in the Funds as part of an asset-allocation or market-timing

                                                        7





   investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Funds may r e s u lt in considerable assets moving in and out of the Funds. Consequently, the Trust expects that the Funds will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a "regulated investment company" under the Federal tax laws and may also adversely affect the ability of the Fund to meet its investment objective. For further information concerning the portfolio turnover of the Funds and the Federal tax treatment of the Funds, see "Investment Objectives and Policies" and "Taxes" in this Prospectus and "Investment Policies and Techniques" and "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

   While the Funds do not expect that the returns over a year will deviate adversely from their respective current benchmarks by more than ten percent, certain factors may affect their ability to achieve this correlation. See "Special Risk Considerations" for a discussion of these factors.
   The Funds (other than the Money Market Fund) may engage in certain aggressive investment techniques, which may include engaging in short sales and transactions in futures contracts and options on securities, stock indexes, and futures contracts. As discussed more fully under "Investment Objectives and Policies" and "Investment Techniques and Other Investment Policies," these techniques are specialized and involve risks that are not traditionally associated with investment companies.

   PURCHASES, REDEMPTIONS, AND
   EXCHANGES OF TRUST  SHARES

   The shares of each Fund may be purchased and redeemed, without any respective sales or redemption charge, at the net asset value per share of the Fund next determined. Shares of any available Fund described in this Prospectus may be exchanged at any time for shares of any other available Fund, without any charge, on the basis of the relative net asset values next computed. Because of the administrative expense of handling small accounts, the Trust reserves the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in the Trust due to redemptions. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for a partial redemption by an investor that would bring the account balance below the minimum investment will be treated as a request by the investor for a complete redemption of that account. The Trust reserves the right to modify its minimum investment requirements and the corresponding amounts below which involuntary redemptions may be effected. See "How To Invest In the Fund," "Redeeming An Investment (Withdrawals)," and "Exchanges."

   DIVIDENDS AND DISTRIBUTIONS


                                                        8





   Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described under " D ividends and Distributions." All such distributions of a Fund automatically will be reinvested without charge in additional shares of the same Fund unless otherwise specified by a shareholder.

   INVESTMENT ADVISER AND SERVICER

   The investment adviser of each Fund is PADCO Advisors, Inc. (the "Advisor"). PADCO Service Company, Inc. (the "Servicer") provides the Funds with general administrative, shareholder, and registrar services. Both the Advisor and the Servicer are located in Rockville, Maryland. See "Management of the Trust."

   TRANSFER AGENT AND CUSTODIAN

   The  Servicer also serves as the Trust s transfer and dividend disbursement
   agent.    Star Bank, N.A. serves as the custodian of each Fund s securities and cash.  See "Management of the Trust."


































                                                        9





                    FEES AND EXPENSES OF THE FUNDS

   The following table illustrates all expenses and fees that a shareholder of each Fund will incur:


                                                                     The Rydex
                                                                     Precious
                                The Nova    The Ursa    The Rydex     Metals
                                  Fund        Fund      OTC Fund       Fund


   Shareholder Transaction
   Expenses
   Sales Load Imposed on           None      None          None        None
   Purchases

   Sales Load Imposed on           None      None          None        None
   Reinvested Dividends

   Deferred Sales Load             None      None          None        None
   Redemption Fees                 None      None          None        None

   Exchange Fees                   None      None          None        None
   Annual Fund Operating
   Expenses

   Management Fees                 0.75%       0.90%       0.75%       0.75%

   12b-1 Fees                      None      None          None        None
   Other Expenses
     Administrative Fees          0.25%      0.25%        0.20%       0.20%
     Additional Expenses          0.31%      0.24%        0.38%        0.38%


     Total Other Expenses         0.56%      0.49%        0.56%       0.58%
   Total Fund Operating           1.31%      1.39%        1.33%       1.33%
   Expenses*




                                                            The Rydex
                                  The Rydex                   U.S.
                                    U.S.                   Government
                                 Government    The Juno       Money
                                  Bond Fund      Fund      Market Fund



                                                                     10





   Shareholder Transaction
   Expenses

   Sales Load Imposed on           None         None         None
   Purchases
   Sales Load Imposed on           None         None         None
   Reinvested Dividends

   Deferred Sales Load             None         None         None

   Redemption Fees                 None         None         None
   Exchange Fees                   None         None         None

   Annual Fund Operating
   Expenses
   Management Fees                0.50%         0.90%       0.50%

   12b-1 Fees                      None         None         None

   Other Expenses
     Administrative Fees          0.20%        0.25%        0.20%
     Additional Expenses                                          0.56%        0.49%        0.29%
     Total Other Expenses         0.76%        0.74%        0.49%

   Total Fund Operating           1.26%        1.64%        0.99%
   Expenses*




   * Retirement plans are charged an annual $15.00 maintenance fee. See "Tax-Sheltered Retirement Plans."



















                                                      11





   EXAMPLE

   Assuming hypothetical investments of $1,000 in each of the Funds, a five-percent annual return, and redemption at the end of each time period, an investor in each of the Funds would pay transaction and operating expenses at the end of each year as follows:

                        1 Year   3 Years  5 Years  10 years
   The Nova Fund        $13.34    $41.52   $71.82   $157.90
   The Ursa Fund        $14.15    $44.00   $76.05   $169.86
   Rydex OTC Fund       $13.54    $42.14   $72.88   $160.14
   Rydex Precious       $13.54    $42.14   $72.88   $160.14
     Metals Fund
   Rydex U.S.
   Government           $12.84    $39.96   $69.16   $152.56
     Bond Fund
   The Juno Fund        $16.68    $51.73   $89.17   $194.37
   Rydex U.S.
    Government Money    $10.10    $31.53   $54.71   $121.30
    Market Fund

   T h e same level of expenses would be incurred if the investments were held throughout the period indicated.

   The preceding table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investor in each of the Funds. The percentages shown above are based on actual expenses incurred by the Funds for the fiscal year ended June 30, 1996. The five-percent assumed annual return is for comparison purposes only. The actual return for a particular Fund in future periods may be more or less depending on market conditions, and the actual expenses an investor incurs in future periods may be more or less than those shown above and will depend on the amount invested and on the actual growth rate of the particular Fund. For a more complete discussion of the fees connected with an investment in the Funds and the services provided to the Funds, see "Management of the Trust" in this Prospectus and in the Statement of Additional Information.









                                                      12





   FINANCIAL HIGHLIGHTS OF THE FUNDS
   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report t h ereon appears in the Trust's 1996 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. A copy of the Trust's 1996 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                              The Nova Fund

                                      For the      For the     For the
                                         Year         Year      Period
                                        Ended        Ended       Ended
                                     June 30,     June 30,    June 30,
                                         1996         1995       1994*

   Per Share Operating
   Performance:
   Net Asset Value -- Beginning
     of Period                    $     11.81   $     9.77   $   10.01
     Net Investment Income
     (Loss)                              0.56         0.28        0.01
     Net Realized and Unrealized
        Gains (Losses) on
        Securities                       3.31         2.88      (0.25)

     Net Increase (Decrease) in
     Net Asset Value Resulting       from Operations                   3.87         3.16      (0.24)
     Dividends to Shareholders           0.00       (0.29)        0.00
     Distributions to
       Shareholders

       From Net Realized Capital
         Gains                           0.00       (0.83)        0.00

     Net Increase (Decrease) in
       Net Asset Value                   3.87         2.04      (0.24)

   Net Asset Value -- End of
   Period                          $    15.68    $   11.81  $     9.77
   Total Investment Return             32.77%       32.65%     (2.47)%


                                                                     13





   Ratios to Average Net Assets
     Expenses                           1.31%        1.43%     1.73%**
     Net Investment Income              3.14%        2.62%     1.05%**

   Supplementary Data:
     Portfolio Turnover Rate***         0.00%        0.00%       0.00%
     Net Assets, End of Period      $ 224,541     $ 62,916   $  77,914       (000's omitted)


     The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
   * Commencement of Operations: July 12, 1993.
   **   Annualized for the period ending June 30, 1994
   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova Fund typically holds most of its investments in options and futures contracts which are deemed short-term securities.


































                                                      14





                                               The Ursa Fund


                                       For the     For the     For the
                                          Year        Year      Period
                                         Ended       Ended       Ended
                                      June 30,    June 30,    June 30,
                                          1996        1995       1994*

   Per Share Operating
   Performance:
   Net Asset Value -- Beginning of      Period                         $    8.79   $   10.54   $   10.00

      Net Investment Income (Loss)        0.30        0.35        0.01
      Net Realized and Unrealized
       Gains (Losses) on Securities     (1.54)      (1.78)        0.53
      Net Increase (Decrease) in
      Net Asset Value Resulting
        from Operations                 (1.24)      (1.43)        0.54
      Dividends to Shareholders           0.00      (0.32)        0.00
      Distributions to Shareholders
        From Net Realized Capital
        Gains                             0.00        0.00        0.00
      Net Increase (Decrease) in
        Net Asset Value                 (1.24)      (1.75)        0.54

   Net Asset Value -- End of Period  $    7.55  $     8.79  $    10.54

   Total Investment Return            (14.11)%    (14.08)%      10.89%
   Ratios to Average Net Assets
      Expenses                           1.39%       1.39%     1.67%**
      Net Investment Income              3.38%       3.50%     1.43%**

   Supplementary Data:
      Portfolio Turnover Rate***         0.00%       0.00%       0.00%
      Net Assets, End of Period       $192,553    $127,629    $110,899
      (000's omitted)


     The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
   * Commencement of Operations: January 7, 1994.
   **   Annualized for the period ending June 30, 1994
   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Ursa Fund typically holds most of its investments in options and futures contracts which are deemed short-term securities.



                                                      15





                                              The Rydex OTC Fund

                                        For the     For the
                                           year        Year       For the
                                          Ended       Ended  Period Ended
                                       June 30,    June 30,      June 30,
                                           1996        1995         1994*

   Per Share Operating
   Performance:                       $   12.22  $     8.76    $    10.00
   Net Asset Value -- Beginning of
      Period
      Net Investment Income (Loss)         0.06        0.14          0.01
      Net Realized and Unrealized
       Gains (Losses) on Securities        3.24        4.17        (1.25)

      Net Increase (Decrease) in      Net Asset Value Resulting
        from Operations                    3.30        4.31        (1.24)
      Dividends to Shareholders            0.00      (0.12)          0.00

      Distributions to Shareholders
        From Net Realized Capital
        Gains                            (0.36)      (0.73)          0.00

      Net Increase (Decrease) in
        Net Asset Value                    2.94        3.46        (1.24)

   Net Asset Value -- End of Period    $  15.16  $    12.22   $      8.76
   Total Investment Return               26.44%      49.00%      (30.17)%

   Ratios to Average Net Assets
      Expenses                            1.33%       1.41%       1.97%**
      Net Investment Income               0.44%       1.34%       1.69%**

   Supplementary Data:      Portfolio Turnover Rate***      2,578.56%   2,241.00%     1,171.00%
      Net Assets, End of Period       $  48,716   $  61,948     $  30,695
      (000's omitted)



     The  per  share  data  of the Financial Highlights table is calculated  using  the daily shares outstanding average for the year.
   * Commencement of Operations: February 14, 1994.
   **   Annualized for the period ended June 30, 1994.   ***  Portfolio  turnover ratio is calculated without regard to short-term  securities having a maturity of less than one
        year.




                                                      16






                                         The Rydex Precious Metals Fund

                                                       For the      For the
                                                          Year       Period
                                     For the Year        Ended        Ended
                                            Ended     June 30,     June 30,
                                     June 30,1996         1995        1994*

   Per Share Operating
   Performance:
   Net Asset Value -- Beginning of
      Period                           $     8.73   $     8.29   $    10.00
      Net Investment Income (Loss)           0.00         0.10         0.01
      Net Realized and Unrealized
      Gains (Losses) on Securities           0.32         0.43       (1.72)

      Net Increase (Decrease) in      Net Asset Value Resulting
        from Operations                      0.32         0.53       (1.71)
      Dividends to Shareholders              0.00       (0.09)         0.00

      Distributions to Shareholders
        From Net Realized Capital
          Gains                              0.00         0.00         0.00

      Net Increase (Decrease) in
        Net Asset Value                      0.32         0.44       (1.71)

   Net Asset Value -- End of Period    $     9.05   $     8.73   $     8.29
   Total Investment Return                  3.67%        6.21%     (29.27)%

   Ratios to Average Net Assets
      Expenses                              1.33%        1.38%      2.06%**
      Net Investment Income               (0.01)%        1.15%      1.23%**

   Supplementary Data:      Portfolio Turnover Rate***        1,036.37%    1,765.00%    2,728.00%
      Average Commission Rate               1.51%           --           --
      Paid****                         $   36,574    $  40,861   $    1,526
      Net Assets, End of Period
      (000's omitted)

        The  per  share data of the Financial Highlights table is
        calculated using the daily shares outstanding average for
        the year.
   * Commencement of Operations: December 1, 1993.
   **   Annualized for the period ended June 30, 1994.   ***  Portfolio  turnover ratio is calculated without regard to short-term  securities having a maturity of less than one
        year.
   **** For fiscal years beginning on or after September 1, 1995, the  Fund  is required to disclose its average commission


                                                      17





        rate   per  share  for  purchases  and  sales  on  equity
        securities.



















































                                                      18





                                     The Rydex U.S. Government Bond
                                     Fund


                                         For the      For the     For the
                                            Year         Year      Period
                                           Ended        Ended       Ended
                                            June     June 30,    June 30,
                                         30,1996         1995       1994*

   Per Share Operating
   Performance:    Net Asset Value -- Beginning of
      Period                          $     9.55  $      8.24  $    10.00

      Net Investment Income (Loss)          0.46         0.39        0.02
      Net Realized and Unrealized
       Gains (Losses) on Securities       (0.45)         1.17      (1.76)
      Net Increase (Decrease) in
      Net Asset Value Resulting
        from Operations                     0.01         1.56      (1.74)
      Dividends to Shareholders           (0.46)       (0.25)      (0.02)

      Distributions to Shareholders
        From Net Realized Capital
        Gains
                                          (0.13)         0.00        0.00
      Net Increase (Decrease) in
        Net Asset Value                   (0.58)         1.31     (1.76)

   Net Asset Value -- End of Period    $    8.97   $     9.55   $    8.24
   Total Investment Return               (1.48)%       18.97%    (32.63)%

   Ratios to Average Net Assets
      Expenses                             1.26%        2.26%     3.05%**
      Net Investment Income                4.73%        4.64%     3.39%**
   Supplementary Data:
      Portfolio Turnover Rate***         780.30%    3,452.59%   1,290.00%
      Net Assets, End of Period       $   18,331   $    2,592   $   1,564
      (000's omitted)




        The  per  share data of the Financial Highlights table is
        calculated using the daily shares outstanding average for        the year.
   * Commencement of Operations: January 3, 1994.
   **   Annualized for the period ended June 30, 1994.




                                                      19





   ***  Portfolio  turnover ratio is calculated without regard to
        short-term  securities having a maturity of less than one        year.


















































                                                      20





                                                The Juno Fund

                                                             For the
                                                              Period
                                         For the Year          Ended
                                                Ended      June 30,
                                         June 30,1996          1995*

   Per Share Operating Performance:
   Net Asset Value -- Beginning of
      Period                              $      9.08    $     10.00
      Net Investment Income (Loss)               0.34           0.14
      Net Realized and Unrealized
       Gains (Losses)  on Securities             0.05         (1.06)

      Net Increase (Decrease) in Net
        Asset Value Resulting from        Operations                               0.39         (0.92)
      Dividends to Shareholders                  0.00           0.00

      Distributions to Shareholders
       From Net Realized Capital Gains           0.00           0.00


      Net Increase (Decrease) in Net        Asset Value                              0.39         (0.92)

   Net Asset Value -- End of Period       $      9.47   $       9.08

   Total Investment Return                      4.30%        (9.20)%
   Ratios to Average Net Assets
      Expenses                                  1.64%        1.50%**
      Net Investment Income                     3.63%        1.32%**

   Supplementary Data:
      Portfolio Turnover Rate***                0.00%          0.00%
      Net Assets, End of Period (000's      $  18,860    $     4,301      omitted)

        The  per  share data of the Financial Highlights table is
        calculated using the daily shares outstanding average for
        the year.
   * Commencement of Operations: March 3, 1995.
   **   Annualized for the period ended June 30, 1995.
   ***  Portfolio  turnover ratio is calculated without regard to short-term  securities having a maturity of less than one
        year.    The  Juno  Fund  typically  holds  most  of  its
        investments  in  options  and futures contracts which are        deemed short-term securities.





                                                      21






                                       The Rydex U.S. Government
                                           Money Market Fund

                                       For the     For the    For the
                                          Year        Year     Period
                                         Ended       Ended      Ended
                                      June 30,    June 30,   June 30,
                                          1996        1995      1994*

   Per Share Operating
   Performance:  Net Asset Value   -- Beginning of Period           $     1.00  $     1.00 $     1.00

      Net Investment Income
      (Loss)                              0.04        0.04       0.01
      Net Realized and Unrealized
        Gains(Losses) on
        Securities                        0.00        0.00       0.00
      Net Increase (Decrease) in
       Net Asset Value Resulting
       from Operations                    0.04        0.04       0.01
      Dividends to Shareholders         (0.04)      (0.04)     (0.01)

      Distributions to
       Shareholders From Net
       Realized Capital Gains             0.00        0.00       0.00

      Net Increase (Decrease) in
        Net Asset Value                   0.00        0.00       0.00

   Net Asset Value End of Period    $     1.00   $    1.00   $   1.00
   Total Investment Return               4.60%       4.43%      2.47%

   Ratios to Average Net Assets          0.99%       0.89%    1.16%**
      Expenses                           4.18%       4.23%    2.34%**
      Net Investment Income
   Supplementary Data:
      Portfolio Turnover Rate***         0.00%       0.00%      0.00%
      Net Assets, End of Period      $ 153,925   $ 284,198   $ 88,107
      (000's omitted)


     The  per  share  data  of the Financial Highlights table is calculated  using  the daily shares outstanding average for
     the year.   * Commencement of Operations: December 3, 1993.
   **   Annualized for the period ended June 30, 1994.
   ***  Portfolio  turnover ratio is calculated without regard to short-term  securities having a maturity of less than one
        year.


                                                      22

























































                                                      23





                        INVESTMENT OBJECTIVES AND POLICIES
   General
   The Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Funds seek investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional Funds may be created from time to time.

   Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments the Fund makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a Fund and the performance of its benchmark), certain factors will tend to cause the Fund's investment results to vary from a perfect correlation to its benchmark. The Funds, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over a year. See "Special Risk Considerations." It is the policy of these Funds to pursue their investment objectives regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

   The investment objectives (including the benchmarks of the Nova and Ursa Funds) and certain investment restrictions of the Funds are fundamental policies and may not be changed without the affirmative vote of at least the majority of the outstanding shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the Funds not specified as fundamental (including the benchmarks of the Funds other than Nova and Ursa Funds) may be changed by the trustees of the Trust (the Trustees ) without the approval of shareholders.

   The Trustees may consider changing a Fund s benchmark (to the extent permitted) if, for example, the current benchmark becomes unavailable; the Trustees believe the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for the Fund s investment results to correspond sufficiently to its current benchmark. If believed appropriate, the Trustees may specify a benchmark for a Fund that is "leveraged" or proprietary. Of course, there can be no assurance that a Fund will achieve its objective.
   The Nova Fund
   The investment objective of the Nova Fund is to provide investment returns that correspond to 150% of the performance of the S&P500 Index. In attempting to achieve its objective, the Nova Fund expects that a substantial portion of its assets usually will be devoted to employing certain investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.
   Under the techniques in which the Nova Fund engages, the Nova Fund will generally incur a loss if the price of the underlying security or index decreases between the date of the employment of the technique and the date


                                                       24





   on which the Nova Fund terminates the position. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the Nova Fund pays or receives as the result of the transaction. The Nova Fund may also invest in shares of individual securities which are expected to track the Nova Fund s benchmark.

   In contrast to returns on a mutual fund that seeks to approximate the return of the S&P500 Index, the Nova Fund should increase gains to investors during periods when the prices of the securities in the S&P500 Index are rising and increase losses to investors during periods when they are declining. Investors in the Nova Fund could experience substantial losses during sustained periods of falling equity prices.
   The Ursa Fund
   The Ursa Fund is designed to allow shareholders to hedge an existing portfolio of securities or mutual fund shares or to speculate on anticipated decreases in the S&P500 Index. The Ursa Fund's investment objective is to provide investment results that will inversely correlate to the performance of the S&P500 Index. The Ursa Fund seeks to achieve this inverse correlation result on each trading day. While a close correlation can be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of the Ursa Fund may diverge significantly from the cumulative percentage decrease or increase in the S&P500 Index due to a compounding effect.

   If  the  Ursa  Fund  achieved  a perfect inverse correlation for any single trading day, the net asset value of the shares of the Ursa Fund would increase for that day in direct proportion to any decrease in the level of the S&P500 Index. Conversely, the net asset value of the shares of the Ursa Fund would decrease for that day in direct proportion to any increase in the level of the S&P500 Index for that day. For example, if the S&P500 Index were to decrease by 1% by the close of business on a particular trading day, investors in the Ursa Fund would experience a gain in net asset value of approximately 1% for that day. Conversely, if the S&P500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Ursa Fund would experience a loss in net asset value of approximately 1% for that day.

   Even if there is a perfect inverse correlation between the Ursa Fund and the S&P500 Index on a daily basis, however, the symmetry between the changes in the S&P500 Index and the changes in the value of shares in the Ursa Fund can be significantly altered over time by a compounding effect. Thus, if the Ursa Fund achieved a perfect inverse correlation with the S&P500 Index on every trading day over an extended period, and if there were a significant decrease in the level of the S&P500 Index during that period, there would be a compounding effect with the result that the net asset value of the shares of the Ursa Fund for that period should generally increase by a percentage that is somewhat greater than the percentage of decrease in the level of the S&P500 Index. Conversely, if a perfect inverse correlation were maintained over an extended period and if there were a significant increase in the level of the S&P500 Index over that period, then there would be a compounding effect with the result that the net asset value of the shares of the Ursa Fund for that period should generally decrease by a percentage that is somewhat less than the percentage increase in the level of the S&P500 Index for that period.



                                                       25





   The Ursa Fund intends to pursue its investment objective regardless of market conditions and does not intend to take defensive positions in anticipation of rising equity prices. Consequently, investors in the Ursa Fund may experience substantial losses during sustained periods of rising equity prices.

   In pursuing its investment objective, the Ursa Fund generally does not invest in traditional securities, such as common stock of operating companies. Rather, the Ursa Fund employs certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under these techniques, the Ursa Fund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the Ursa Fund terminates the position. The Ursa Fund will generally realize a gain if the underlying security or index declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the Ursa Fund pays or receives as the result of the transaction.

   The Rydex OTC Fund
   The investment objective of the OTC Fund is to provide investment results that correspond to a benchmark for over-the-counter securities. The OTC Fund's current benchmark is the NASDAQ 100 Index.

   The OTC Fund does not aim to hold all of the 100 securities included in the NASDAQ 100 Index. Instead, the OTC Fund intends to hold representative securities included in the NASDAQ 100 Index or other instruments which the Advisor believes will provide returns that correspond to those of the NASDAQ 100 IndexTM. The OTC Fund may engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.
   Companies whose securities are traded on the over-the-counter ("OTC") markets generally are smaller market-capitalization or newer companies than those listed on the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger-capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater s e n s itivity of smaller-capitalized companies to changing economic conditions than larger-capitalized, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

   The Rydex Precious Metals Fund
   The investment objective of the Metals Fund is to provide investment results that correspond to a benchmark primarily for metals-related securities. The Metals Fund s current benchmark is the XAU Index.


                                                       26





   Metals-related investments are considered speculative and are influenced by a h ost of world-wide economic, financial, and political factors. Historically, the prices of gold and precious metals have been subject to wide price movements caused by political as well as economic factors, and, accordingly, prices of equity securities of companies involved in the precious metals-related industry have been volatile. Such fluctuation and volatility may be due to changes in inflation or in expectations regarding inflation in various countries, the availability of supplies of such precious metals and minerals, changes in industrial and commercial demand, metal and mineral sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and governmental restrictions on the private ownership of certain precious metals and minerals. Such price volatility in precious metals prices will have a similar effect on the Metals Fund's share prices. The Fund may invest in other securities that are expected to perform in a manner that will assist the Metals Fund s performance to closely track the XAU Index.

   The Metals Fund may invest in securities of foreign issuers. These securities present certain risks not present in domestic investments and expose the investor to general market conditions which differ significantly from those in the United States. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect United States companies, and there may be less public information about the operations of foreign companies. Foreign securities also may be subject to foreign government taxes that could reduce the yield on such securities.

   The Rydex U.S. Government Bond Fund
   The investment objective of the Bond Fund is to provide investment results that correspond to a benchmark for U.S. Government Securities. The Bond
   Fund s current benchmark is 120% of the price movement of the Long Bond, without consideration of interest paid.

   In attempting to achieve this objective, the Bond Fund invests primarily in U.S. Government Securities. U.S. Government Securities are obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government. The Bond Fund may engage in transactions in futures contracts and options on futures contracts on U.S. Treasury bonds. The Bond Fund also may invest in U.S. Treasury zero coupon bonds. While U.S. Government Securities provide substantial protection against credit risk, investment in those securities do not protect investors against price changes due to changing interest rate levels and, as such, the share price of the Bond Fund is not guaranteed and will fluctuate over time. Accordingly, the return of the Bond Fund should move inversely with movements in prevailing interest rates on the Long Bond. The Fund intends to adjust its portfolio each time the Long Bond is issued (currently twice yearly) in an attempt to track the price movement of the newly-issued Long Bond. See "The Benchmarks."

   The Juno Fund
   The Juno Fund is designed to allow investors to hedge an existing portfolio of securities or mutual fund shares against general increases in interest rates or to speculate on anticipated decreases in the price of the Long


                                                       27





   Bond. The Juno Fund s investment objective is to provide total return before expenses and costs that will inversely correlate to the price movements of a benchmark debt instrument or futures contract on a specified debt instrument. The Long Bond has been designated as the Juno Fund s current benchmark.

   In attempting to achieve its objective, the Fund intends to devote its a s sets primarily to employing certain investment techniques. The investment techniques that may be employed by the Fund include engaging in short sales on U.S. Treasury bonds and engaging in transactions in futures contracts on U.S. Treasury bonds and options on such contracts to produce synthetic short positions. These techniques are highly specialized and
   i n volve certain risks not traditionally associated with investment companies. Under these techniques, the Fund will generally incur a loss if the price of the underlying security or futures contract increases between the date of the employment of the technique and the date on which the Fund terminates the position. The Fund will generally realize a gain if the underlying security or futures contract declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

   The  Juno  Fund  seeks  to  achieve this inverse correlation result on each trading day. While a close correlation can be achieved on any single trading day, over time the cumulative percentage increase or decrease in the Juno Fund's total return before expenses and costs may diverge significantly from the cumulative percentage decrease or increase in the price of the Long Bond due to a compounding effect. If the Juno Fund achieved a perfect inverse correlation for any single trading day, the Juno Fund's total return before expenses and costs would increase for that day in direct proportion to any decrease in the price of the Long Bond. Conversely, the Juno Fund's total return before expenses and costs would decrease for that day in direct proportion to any increase in the price of the Long Bond for that day. For example, if the price of the Long Bond were to decrease by 1% by the close of business on a particular trading day, investors in the Juno Fund would experience a gain in total return before expenses and costs of approximately 1% for that day. Conversely, if the price of the Long Bond were to increase by 1% by the close of business on a particular trading day, investors in the Juno Fund would experience a loss in total return before expenses and costs of approximately 1% for that day.

   Even if there is a perfect inverse correlation between the Juno Fund's total return before expenses and costs and the price of the Long Bond on a daily basis, however, the symmetry between the changes in the price of the Long Bond and the changes in the Juno Fund's total return can be significantly altered over time by a compounding effect. Thus, if the Juno Fund achieved a perfect inverse correlation with the price of the Long Bond on every trading day over an extended period, and if there were a significant decrease in the price of the Long Bond during that period, there would be a compounding effect with the result that the Juno Fund's total return before expenses and costs for that period should generally increase by a percentage that is somewhat greater than the percentage of decrease in the price of the Long Bond. Conversely, if a perfect inverse correlation were maintained over an extended period and if there were a significant increase in the price of the Long Bond over that period, then there would be a compounding effect with the result that the Juno Fund's total return before expenses and costs for that period should generally


                                                       28





   decrease by a percentage that is somewhat less than the percentage increase in the price of the Long Bond for that period.
   For purposes of determining the Juno Fund's total return before expenses and costs, costs include the Juno Fund s "carrying cost" in maintaining short positions. When entering an actual or synthetic short position on the Long Bond, the Juno Fund must effectively pay interest equal to interest accrued on the underlying U.S. Treasury bond. The difference, if any, between the interest effectively paid by the Juno Fund on its short positions and any interest earned by the Juno Fund on its assets is the Juno Fund s carrying cost.

   The interest rate on a U.S. Treasury bond is set at the time the particular bond is issued and does not change for the maturity of the bond so that the interest paid on the bond is constant throughout the life of the bond. The price at which a previously-issued U.S. Treasury bond can be bought and sold in the open market, however, does change. The market value of U.S. Treasury bonds rises when interest rates in general decrease and falls when interest rates in general increase. Accordingly, if the Juno Fund is successful in meeting its investment objective, the Fund s total return should rise with increases in interest rates and fall with decreases in interest rates.

   The Rydex U.S. Government Money   Market Fund
   The investment objectives of the Money Market Fund are security of principal, high current income, and liquidity. The Money Market Fund seeks to achieve its objectives by investing in U.S. Government Securities, including money market instruments which are issued or guaranteed, as to p r i ncipal and interest, by the U.S. Government, its agencies or instrumentalities, as well as in repurchase agreements collateralized fully by U.S. Government Securities. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. The Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

   The Money Market Fund may invest in securities that take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing securities. Participation interests are p r o rata interests in U.S. Government Securities; and instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

   The Benchmarks
   The S&P500 Index (SPX). Standard & Poor's Corporation ("S&P") chooses the 500 stocks comprising the S&P500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and such companies are generally listed on the NYSE. Additional stocks that are not among the 500 largest market value stocks are included in the S&P500 Index for diversification purposes. S&P will not be a sponsor of, or in any other way affiliated with, the Funds.

   The NASDAQ 100 IndexTM (NDX).   The NASDAQ 100 IndexTM is a capitalization-
   weighted index composed of 100 of the largest non-financial securities listed on the NASDAQ Stock Market. The index was created in 1985.


                                                       29





   The XAU Index. The XAU Index is a capitalization-weighted index featuring eleven widely-held securities in the gold and silver mining and production industry or companies investing in such mining and production companies. The XAU Index was set to an initial value of 100 in January 1979. The following issuers are currently included in the XAU Index: ASA Limited; Barrick Gold Corp.; Battle Mountain Gold Co.; Echo Bay Mines Limited; Hecla Mining Co.; Homestake Mining Co.; Newmont Mining Corp.; Placer Dome Inc.; Pegasus Gold, Inc.; TVX Gold, Inc.; and Santa Fe Pacific Gold Corp. While the majority of these companies are based in North America, they generally have operations in countries based outside North America.

   The Long Bond. The Long Bond is the U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury bond is 30 years. At this time, the 30-year U.S. Treasury bond is issued twice yearly. In the future, the U.S. Treasury may change the number of times each year that the Long Bond is issued.







































                                                       30





                           SPECIAL RISK CONSIDERATIONS
   Shareholders should consider the special factors discussed below that are associated with the investment policies of the Funds in determining the appropriateness of investing in the Funds.

   Portfolio Turnover
   The  Trust  anticipates  that  investors in the Funds, as part of an asset-
   allocation or market-timing investment strategy, will frequently redeem shares of a particular Fund, as well as exchange their shares of a particular Fund for shares in other Funds pursuant to the exchange policy of the Trust (see "Exchanges"), which would cause that Fund to experience high portfolio turnover. Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate generally will be. Pursuant to the formula prescribed b y the Securities and Exchange Commission (the "Commission"), the
   portfolio turnover rate for each Fund is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year. The Nova Fund, the Ursa Fund, and the Juno Fund typically hold most of their investments in short-term options and futures contracts, which, therefore, are excluded for purposes of computing portfolio turnover.
   Significant portfolio turnover will tend to increase the realization by a Fund of gains (or losses) on securities that have been held by the Fund for less than three months. Any such realized gains on securities that have been held by a Fund for less than three months, and other factors related to large cash flows into and out of the Fund, will increase the risk that, in any given year, the Fund may fail to qualify as a regulated investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") (see "Taxes"). If a Fund should so fail to qualify under the Code, the Fund's net investment income and net capital gain would become subject to Federal income tax at corporate rates. The imposition of such taxes would directly reduce the return to an investor from an investment in the Fund. In addition, a higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and other expenses which would be borne by the Fund. Furthermore, a Fund's portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective.



   Tracking Error
   While the Funds do not expect that the returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by a Fund and securities not included in the benchmark being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holds instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are


                                                       31





   not disseminated in advance; or (8) the need to conform a Fund s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

   Aggressive Investment Techniques
   Each of the Funds (other than the Money Market Fund) may engage in certain aggressive investment techniques which may include engaging in short sales and transactions in futures contracts and options on securities, securities indexes, and futures contracts. The Trust expects that the Nova Fund, the Ursa Fund, and the Juno Fund will primarily use these techniques in seeking to achieve their objectives and that a significant portion (up to 100%) of the assets of these Funds will be held in high-grade liquid debt in a segregated account by these Funds as "cover" for these investment techniques.

   Participation in the options or futures markets by a Fund involves distinct investment risks and transaction costs. Risks inherent in the use of options, futures contracts, and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contracts; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences. For further information regarding these investment techniques, see "Investment Techniques and Other Investment Policies."

   Early NASDAQ Closings
   The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations (the "NASDAQ"), which is operated by the National Association of Securities Dealers, Inc. (the "NASD"), is 4:00 P.M. While an infrequent occurrence, the NASD has closed trading on the NASDAQ as much as 15 minutes prior to the normal close because of computer systems failures. Early closing of the NASDAQ may result in a Fund being unable to sell (or buy) OTC securities traded on the NASDAQ on that day. If the NASDAQ closes prior to the close of business on a day when one or more of the Funds needs to execute a high volume of trades late in a trading day, a Fund, in particular the OTC Fund, might incur substantial trading losses.

                         INVESTMENT TECHNIQUES AND OTHER
                               INVESTMENT POLICIES
   Futures Contracts and Options Thereupon
   The Nova Fund and the OTC Fund may purchase stock index futures contracts as a substitute for a comparable market position in the underlying securities. The Ursa Fund may sell stock index futures contracts. The Bond Fund may purchase futures contracts on U.S. Government Securities as a substitute for a comparable market position in the cash market. The Juno Fund may sell futures contracts on U.S. Government Securities. The principal trading markets for S&P500 index futures contracts and U.S. Treasury bond futures contracts are the Chicago Mercantile Exchange (the "CME") and the Chicago Board of Trade (the "CBOT"), respectively.



                                                       32





   A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

   The Nova Fund and the OTC Fund may purchase call options and write (sell) put options, and the Ursa Fund may purchase put options and write call options, on stock index futures contracts. The Bond Fund may purchase call options and write put options on U.S. Government Securities futures contracts and the Juno Fund may write call options and purchase put options on futures contracts on U.S. Government Securities.

   When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.
   Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund s loss from an unhedged short position in futures contracts or from writing (selling) call options on futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade. In addition to the uses set forth hereunder, each Fund may also engage in futures and futures options transactions in order to hedge or limit the exposure of its position, to create a synthetic money market position, and for certain other tax-related purposes. See "Taxes."

   The Funds may purchase and sell futures contracts, index futures contracts, and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which each of these Funds would be excluded from the definition of a "commodity pool operator." Under
   Section 4.5 of the CFTC Regulations, a Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund s portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.



                                                       33





   When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or high-quality liquid debt instruments, including U.S. Government Securities or repurchase agreements secured by U.S. Government Securities, that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

   A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in i n s truments the prices of which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

   A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

   Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation


                                                     - 34 -





   permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.
   Index Options Transactions
   The Nova Fund, the OTC Fund, and the Metals Fund may purchase call options and write (sell) put options, and the Ursa Fund may purchase put options and write call options, on stock indexes. All of the Funds may write and purchase put and call options on stock indexes in order to hedge or limit the exposure of their positions, to create synthetic money market positions, and for certain other tax-related purposes. See "Taxes."

   A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.
   Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the respective Fund s 15% limitation on investment in illiquid securities. See "Illiquid Securities."

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell; however, the Advisor intends to comply with all limitations.



                                                     - 35 -





   Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a Fund will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the Fund s custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash, U.S. Government Securities, or other liquid high-grade debt securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

   Options on Securities   The Nova Fund, the OTC Fund, and Metals Fund may buy
   call options and write
   (sell) put options on securities, and the Ursa Fund may buy put options and write call options on securities. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise
   price.    By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options on securities written (sold) by the Funds will be conducted on recognized securities exchanges.

   When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid high-grade debt securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining in a segregated account cash or liquid high-grade debt securities equal in value to the exercise price of the call option written by the Fund. When a Fund writes (sells) a put option, the Fund will have and maintain on deposit with its custodian bank cash or liquid high-grade debt securities having a value equal to the exercise value of the option. The principal reason for a Fund to write (sell) call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.


                                                     - 36 -





   If a Fund that writes (sells) an option wishes to terminate the Fund s obligation, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer s position will be canceled by the Options Clearing Corporation. However, a writer (seller) may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written (sold) by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

   A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased e x pires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

   Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired.

   Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

   Short Sales
   The Ursa Fund and the Juno Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the


                                                     - 37 -





   Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

   Until the Ursa Fund or Juno Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid high grade debt securities at such a level that
   (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or
   (b) otherwise cover the Fund s short position.

   The Nova Fund, the OTC Fund, and the Metals Fund each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box"). These Funds may make a short sale when the Fund wants to sell the security the Fund owns at a current attractive price, but also wishes to defer recognition of a gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.
   U.S. Government Securities
   The Bond Fund and the Money Market Fund may invest in U.S. Government Securities in pursuit of their investment objectives. The Funds, except for the Money Market Fund, may invest in U.S. Government Securities as "cover" for the investment techniques these Funds employ as part of a cash reserve or for liquidity purposes.

   Yields on short-, intermediate-, and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government
   Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund s portfolio investments in U.S. Government Securities, while a decline in interest rates would generally increase the market value of a Fund s portfolio investments in these securities.

   Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. However, no assurances can be given that the U.S. Government will provide such financial support to the obligations of the other U.S. Government agencies or instrumentalities in which a Fund invests, since the U.S. Government is not obligated to do so. These other agencies and instrumentalities are supported by either the issuer s right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U . S . Government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.



                                                     - 38 -





   U.S. Government Securities may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

   Repurchase Agreements
   U.S. Government Securities include repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. Government Securities. The Advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with any of the Funds. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of their investment policies.

   Illiquid Securities
   While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ( restricted securities ) under the Securities Act of 1933, as amended (the 1933 Act ), but which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund s net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund s investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the Commission staff, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that


                                                     - 39 -





   is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

   Cash Reserve
   As a cash reserve or for liquidity purposes, each Fund may temporarily invest all or part of the Fund s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. Government Securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. Government Securities.



   Other Investment Policies
   The Funds also may engage in certain other investment practices described below, however none of the Funds presently intends to invest more than 5% of the Fund's net assets in any of these practices. Each of the Funds may purchase securities on a when-issued or delayed-delivery basis, and also m a y lend portfolio securities to brokers, dealers, and financial institutions. Each Fund may borrow money, and the Nova and Bond Funds also may borrow money for investment purposes. Each of the Funds (other than the Bond and Money Market Funds) also may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. In addition, the Bond and Juno Funds also may invest in U.S. Treasury zero coupon securities, while each of the Ursa, Juno, and Money Market Funds also may use reverse repurchase agreements as part of that Fund's investment strategies. A more-detailed explanation of these investment practices, including the risks associated with each practice, is included in the Statement of Additional Information.

                            PORTFOLIO TRANSACTIONS AND
                                    BROKERAGE

   The Advisor determines which securities to purchase and sell for each Fund, selects brokers and dealers to effect the transactions, and negotiates commissions. The Advisor expects that the Funds may execute brokerage or
   o t her agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. In placing orders for portfolio transactions, the Advisor s policy is to obtain the most favorable price and efficient execution available. Brokerage commissions are normally paid on exchange-traded securities transactions and on options and futures transactions, as well as on common stock transactions. In order to obtain the brokerage and research services described below, a higher commission may sometimes be paid. The ability to receive research services, however, may be a factor in the selection of one dealer acting as a principal over another.

   When selecting broker-dealers to execute portfolio transactions, the Advisor considers many factors including the rate of commission or size of the broker-dealer s "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer


                                                     - 40 -





   to  position,  the  reliability, financial condition, general execution and
   o p e r ational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Advisor. The Advisor uses these services in connection with all of the Advisor s investment activities, including other investment accounts the Advisor advises. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Advisor in providing investment advisory services to the Funds.

                            HOW TO INVEST IN THE FUNDS

   For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Trust is $15,000. For all other shareholder accounts ("Self-Directed Accounts"), the minimum initial investment in the Trust is $25,000. These minimums also apply to retirement plan accounts. The T r u s t, at its discretion, may accept lesser amounts in certain circumstances. The shares of each Fund are offered at the daily public offering price, which is the net asset value per share (see "Determination of Net Asset Value") next computed after receipt of the investor s order. No sales charges are imposed on initial or subsequent investments in a Fund. The Trust reserves the right to reject or refuse, at the Trust s discretion, any order for the purchase of a Fund s shares in whole or in part. There is no minimum amount for subsequent investments in a Fund.

   Investments in the Funds may be made (i) through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee or (ii) directly with the Trust by mail or by bank wire transfer as follows:

   By  Mail:    Fill out an application and make out a check payable to "Rydex
   Series Trust."  Mail the check along with the application to:
      Rydex Series Trust
      6116 Executive Boulevard, Suite 400
      Rockville, Maryland  20852

   By Bank Wire Transfer:  Request a wire transfer to:

      Star Bank, N.A.
      Routing Number: 0420-00013
      For Account of Rydex Series Trust
      Account Number: 48038-9030
      Your Name      Your Account Number or, if a new
        account, Federal Tax I.D. Number
        (e.g., Social Security Number)

   After  instructing  your  bank  to  transfer money by wire, please call the
   Trust and inform the Trust as to the amount you have transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services. If the purchase is canceled because your wire transfer is not received, you may be liable for any loss that the Trust may incur.




                                                     - 41 -





   I n   the  interest  of  economy  and  convenience,  physical  certificates representing a Fund s shares are not issued. Shares of each Fund are recorded on a register by the Trust s transfer agent.

                             REDEEMING AN INVESTMENT
                                  (WITHDRAWALS)

   General
   An investor may withdraw all or any portion of his investment by redeeming Fund shares at the next-determined net asset value per share after receipt of the order. Redemptions may be made by letter or by telephone subject to the procedures set forth below. The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically. Telephone redemptions will be sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application. The Trust charges $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the Trust. If any investor purchases shares of a Fund by check, the purchaser may not wire out any proceeds of a redemption of such shares for the 30 calendar days following the purchase.

   The proceeds of non-telephone redemptions will be sent directly to the investor s address of record. If the investor requests payment of redemptions to a third party or to a location other than the investor s address of record or a bank account specified in the investor s account application, this request must be in writing and the investor s signature must be guaranteed by a commercial bank; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker; a credit union; a national securities exchange, registered securities association, or clearing agency; or a savings association.

   Each Fund will redeem its shares at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption. There is no redemption charge. Payment for the redemption price will be made within seven days after the Trust s receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed until the Trust s transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). An investor may avoid a delay in receiving redemption proceeds by purchasing shares with a certified check.

   With respect to each Fund, the right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE, the Federal Reserve Bank of New York (the New York Fed ), the NASDAQ, the CME, or the CBOT, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the NASDAQ, the CME, or the CBOT, as appropriate, is restricted; (ii) for any period during which an emergency exists so that disposal of the Fund s investments or the determination of its net asset value is not reasonably practicable; or
   (iii) for such other periods as the Commission, by order, may permit for protection of the Fund s investors.

   Because of the administrative expense of handling small accounts, the Trust reserves the right to redeem involuntarily an investor s account, including a retirement account, which falls below the applicable minimum investment


                                                     - 42 -





   in total value in the Trust due to redemptions. The involuntary redemption of a retirement account may have an adverse tax effect. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for a partial redemption by an investor that would bring the account balance below the minimum investment will be treated as a request by the investor for a complete redemption of that account. The Trust reserves the right to modify its minimum i n v estment requirements and the corresponding amounts below which involuntary redemptions may be effected.

   Draft Checks

   With respect to shares of the Money Market Fund, investors may elect to redeem such shares by draft check (minimum check - $500) made payable to the order of any person or institution. Upon the Trust s receipt of a completed signature card, investors will be supplied with draft checks which are drawn on the Money Market Fund s account and are paid through the Money Market Fund s custodian, Star Bank, N.A. The Trust reserves the right to change or suspend this checking service. There is a $25 charge for each stop payment request on the draft checks. Investors are subject to the same rules and regulations that the banks apply to checking accounts. An investor s Money Market Fund account may not be closed by draft check.
                                           EXCHANGES

   Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved. Exchanges with respect to Self-Directed Accounts must be for at least the lesser of $1,000 or 100% of the account value for the Fund from which the transfer is made. The Trust currently is composed of nine separate Rydex Funds, seven of which Funds, The Nova Fund, The Ursa Fund, The Rydex OTC Fund (the OTC Fund ), The Rydex Precious Metals Fund (the Metals Fund ), The Rydex U.S. Government Bond Fund, The Juno Fund, and The Rydex U.S. Government Money Market Fund (the Money Market Fund ), are described in this Prospectus. The eighth and ninth series of the
   Trust, The Rydex High Yield Fund (the High Yield Fund ) and The Rydex Institutional Money Market Fund (the "Institutional Fund"), are each described in a separate prospectus; other separate Rydex Funds may be added in the future. The minimum initial investment in the Institutional Fund for all shareholder accounts, including retirement plan accounts, is $2,000,000, and an exchange into the Institutional Fund is permitted only if the Institutional Fund s minimum investment of $2,000,000 is satisfied. Exchanges may be made by letter or by telephone subject to the procedures set forth below.
   To implement an exchange, shareholders should provide the following information: account name, account number, taxpayer identification number, number of or percentage of shares or dollar value of shares to be exchanged, and the names of the Rydex Funds involved in the exchange transaction. Exchanges may be made only if such exchanges are between identically registered accounts. Shareholders contemplating such an exchange for shares of a Rydex Fund not described in this Prospectus should obtain and review the prospectus of the Rydex Fund to which the investment is to be transferred. The exchange privilege is available only in states where the exchange legally may be made and may be modified or discontinued at any time. Shares of the Money Market Fund received in an exchange for


                                                     - 43 -





   shares of the OTC Fund or the Metals Fund are issued on the third business day following the day on which the Rydex Fund receives the exchange request.

                          PROCEDURES FOR REDEMPTIONS AND
                                    EXCHANGES

   Written requests for redemptions and exchanges should be sent to the Rydex Series Trust, 6116 Executive Boulevard, Suite 400, Rockville, Maryland
   20852, and should be signed by the record owner or owners. Telephone redemption and exchange requests with respect to the Rydex Funds may be made by calling (800) 820-0888 or (301) 468-8520, on any day the Trust is open for business. Such requests may be made only between 8:30 A.M., Eastern Time, and the times indicated below (all times are Eastern Time). For exchanges, the earlier of the times indicated below for the Funds whose shares are being exchanged applies.

   The Nova, Ursa, and Rydex
      OTC Funds  . . . . . .           3:45 P.M.
   The Rydex Precious Metals
      Fund . . . . . . . . .           3:30 P.M.
         The Rydex U.S. Government
      Bond and Juno Funds  .           2:45 P.M.
   The Rydex High Yield Fund           2:15 P.M.
   Telephone redemption and exchange orders will be accepted only during the period indicated above. If the primary exchange or market on which a Fund t r a nsacts business closes early, the above cut-off time will be approximately fifteen minutes (thirty minutes, in the case of the Precious Metals Fund, and forty-five minutes in the case of the High Yield Fund) prior to the close of such exchange or market. Telephone redemption and exchange privileges may be terminated or modified by the Trust at any time.

   When acting on instructions believed to be genuine, the Trust will not be liable for any loss resulting from a fraudulent telephone transaction request and the investor would bear the risk of any such loss. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine; and if the Trust does not employ such procedures, then the Trust may be liable for any losses due to unauthorized or fraudulent instructions. The Trust follows specific procedures for transactions initiated by telephone, including, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone instructions. Investors also should be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.

                         DETERMINATION OF NET ASSET VALUE

   The net asset value of the shares of the Nova Fund, the Ursa Fund, the Metals Fund, and the OTC Fund is determined each day on which the NYSE is open for business as of the close of normal trading on the NYSE (currently 4:00 P.M., Eastern Time). The net asset value of the shares of the High Yield Fund, the Money Market Fund, and the Institutional Fund is determined each day on which both the NYSE and the New York Fed are open for business.


                                                     - 44 -





   Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997: (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any of these holidays falls on a Sunday. The High Yield Fund determines its net asset value at 3:00 P.M., Eastern Time, and the Money Market Fund and the Institutional Fund each determines its net asset value at 1:00 P.M., Eastern Time, on such days. The net asset value of the shares of the Bond Fund and the Juno Fund is determined each day on which the CBOT is open for trading futures contracts on U.S. Treasury bonds as of the close of normal trading on the CBOT (normally 3:00 P.M., Eastern Time). Currently, the CBOT is closed on weekends and on the following holidays: (i) New Year s Day, Martin Luther King, Jr. Day, President s Day, Memorial Day, July Fourth, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of a Fund are traded in other markets on days when the Fund s principal trading market(s) is closed, the Fund s net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedules to be observed in the future, the NYSE, the CBOT, and the New York Fed each may modify its holiday schedule at any time.
   The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund s shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund s securities plus the values of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Board of Trustees or by the Advisor using methods established or ratified by the Board of Trustees.
   The Money Market Fund will utilize the amortized cost method in valuing that Fund s portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share for the Money Market Fund of $1.00. However, there is no assurance that the $1.00 net asset value will be maintained. For further information regarding the amortized cost method for valuing the Money Market Fund s portfolio securities, see "Determination of Net Asset Value" in the Statement of Additional Information.
   For purposes of determining net asset value per share of a Fund, options and futures contracts will be valued 15 minutes after the 4:00 P.M., Eastern Time, close of trading on the NYSE, except that U.S. Treasury bond options and futures contracts traded on the CBOT will be valued at 3:00 P.M., Eastern Time, the close of trading of that exchange. Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer s price is used. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking


                                                     - 45 -





   the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity.

   OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges or foreign stock exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

   llliquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.
                                 TAX-SHELTERED RETIREMENT PLANS

   Tax-sheltered retirement plans of the following types will be available to investors:

       Individual Retirement Accounts (IRAs)
       Keogh Accounts - Defined Contribution
                               Plans (Profit-Sharing Plans)
       Keogh Accounts - Money Purchase Plans
                               Pension Plans)
       Internal Revenue Code Section 403(b)         Plans

   Retirement plans are charged an annual $15.00 maintenance fee. Additional information regarding these accounts, including the annual maintenance fee, may be obtained by contacting the Trust.

                               TRANSACTION CHARGES

   In addition to charges described elsewhere in this Prospectus, the Trust also may make a charge of $25 for items returned for insufficient or uncollectible funds.



                                                     - 46 -





                           DIVIDENDS AND DISTRIBUTIONS
   General
   All income dividends and capital gains distributions of each Fund automatically will be reinvested in additional shares of the Fund at the net asset value calculated on the ex-dividend date, unless an investor has requested otherwise from the Trust in writing. Dividends and distributions of a Fund are taxable to the shareholders of the Fund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the Fund or are received in cash. Statements of account will be sent to the Fund shareholders at least quarterly.

   The Nova Fund; The Ursa Fund; The Rydex OTC Fund; The Rydex Precious Metals Fund; The Juno Fund
   The Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, and the Juno Fund each intend to distribute annually any net investment income and net realized capital gains to shareholders. The Trustees, however, may declare a special distribution for any of these Funds if the Trustees believe that such a distribution would be in the best interests of the shareholders of that Fund.

   The Rydex U.S. Government Bond Fund
   The Bond Fund intends (i) to declare dividends of ordinary income for shares of the Bond Fund on a daily basis, and to distribute such dividends to shareholders of the Bond Fund on a monthly basis, and (ii) to distribute annually any long-term capital gains to the shareholders of the Bond Fund.

   The Rydex U.S. Government Money Market Fund
   The Money Market Fund ordinarily (i) declares dividends of net investment income (and net short-term capital gains, if any) for shares of the Money
   Market Fund on a daily basis and (ii) distributes such dividends to shareholders of the Money Market Fund on a monthly basis. The Trustees, however, may revise this dividend and distribution policy of the Money
   Market Fund, postpone the payment of dividends thereunder, or take any other action necessary with respect thereto in order to facilitate, to the extent possible, the maintenance by the Money Market Fund of a constant net asset value per share of $1.00.

                                      TAXES

   The Internal Revenue Code provides that each investment portfolio of a series investment company is to be treated as a separate corporation.
   Accordingly, each of the Funds will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Code. Because of the nature of the investment strategies and the expected turnover of the portfolios of the Funds, there can be no assurance that a Fund will qualify for such treatment. If a Fund qualifies as a RIC and satisfies the distribution requirements under the Code for any taxable year, the Fund itself will not be subject to income tax on the ordinary income and capital gains it has distributed to its shareholders for that year.

   To qualify as a RIC under the Code, a Fund must satisfy certain requirements, including the requirements that the Fund receive at least 90% of the Fund s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect


                                                     - 47 -





   to the Fund s investments in stock, securities, and foreign currencies (the "90% Test"), and that the Fund derive less than 30% of the Fund s gross income from the sale or other disposition of any of the following instruments which have been held for less than three months (the "30% Test"): (i) stock or securities; (ii) certain options, futures, or forward contracts; or (iii) foreign currencies (or certain options, futures, or forward contracts on such foreign currencies). Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund s net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund s net investment income and the Fund s net realized long- and short-term capital gains, if any, are distributed to the shareholders of that Fund. To avoid an excise tax on its undistributed income, each Fund generally must distribute at least 98% of its income, including its net long-term capital gains.

   Satisfaction of the 90% Test will impose limitations on the investment strategies that may be pursued by any of the Funds, and in particular by the Metals Fund. Income from investments in precious metals and minerals will not be qualifying income for purposes of the 90% Test. Therefore, the Metals Fund will seek to limit its investment transactions in precious metals and minerals so as to avoid a violation of the 90% Test.

   In  addition,  because  of  the  anticipated  frequency  of redemptions and exchanges of the shares of the Funds, each of the Funds, other than the Money Market Fund, will have greater difficulty than other mutual funds in satisfying the 30% Test. The Trust expects that investors in the Funds, as part of their market-timing investment strategy, are likely to redeem or exchange their shares in the Funds frequently to take advantage of anticipated changes in market conditions. Such redemptions or exchanges are likely to require a Fund to sell securities to meet the Fund s payment obligations. The larger the volume of such redemptions or exchanges, the more difficult it will be for the Fund to satisfy the 30% Test. To minimize the risk of failing the 30% Test, each of the Funds intends to satisfy obligations in connection with redemptions and exchanges first by using available cash or borrowing facilities and by selling securities that have been held for at least three months or as to which there will be a loss or the smallest gain. If a Fund also must sell securities that have been held for less than three months, then, to the extent possible, the Fund will seek to conduct such sales in a manner that will allow such sales to qualify for a special provision in the Code that excludes from the 30% Test any gains resulting from sales made as a result of "abnormal redemptions." To the reduce the risk of failing the 30% Test, the Funds (other than the Money Market Fund) also may engage in other investment techniques, including engaging in transactions in futures contracts and options on futures contracts and indexes on an unrestricted basis (subject to the investment policies of the Funds and Commission regulations). Notwithstanding these actions, there can be no assurance that a Fund will be able to satisfy the 30% Test. For additional information concerning this special Code provision, see "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

   If the Trust determines that a Fund will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Trust will establish procedures for that Fund to reflect the anticipated tax liability in the Fund s net asset value. To the extent that management of a Fund determines that Federal income taxes will more likely than not be payable by the Fund


                                                     - 48 -





   with respect to the Fund s current tax year, the Fund intends to make a good-faith estimate of the potential tax liability of the Fund and to make an accrual for tax expenses. Thereafter, the Fund would make a daily determination whether it is appropriate for the Fund to continue to accrue for a tax expense and, if so, to make a good-faith estimate of the Fund s potential tax liability. Any amount by which the accrual is reduced, or the entire amount of the accrual if the Fund determines that the accrual is no longer appropriate, will be reclassified as income to the Fund.

   Under current law, dividends derived from interest and dividends received by a Fund, together with distributions of any short-term capital gains, if any, are taxable to the shareholders of the Fund, as ordinary income at Federal income tax rates of up to 39.6%, whether or not such dividends and distributions are reinvested in shares of such Fund or are received in cash.

   Under current law, distributions of net long-term gains, if any, realized by a Fund and designated as capital gains distributions will be taxed to the shareholders of that Fund as long-term capital gains regardless of the length of time the shares of that Fund have been held. Currently, long-term capital gains of individual investors are taxed at rates of up to 28%. Statements as to the Federal tax status of shareholders dividends and distributions will be mailed annually. Shareholders should consult their tax advisors concerning the tax status of the Funds dividends in their own states and localities.

   Ordinary dividends paid to corporate or individual residents of foreign countries generally are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will be required to provide the Fund with supporting documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.
   Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Trust is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.




                             MANAGEMENT OF THE TRUST

   Investment Adviser
   The Trust is provided investment advice and management services by PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor"). The Advisor was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money
   Management  Associates  ("MMA"),  a  Maryland-based  registered  investment


                                                     - 49 -





   adviser. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA. From 1989 to 1992, Mr. Viragh was the Vice President of Sales and Marketing for The Rushmore Fund, Inc. Mr. Viragh received his bachelor s degree in Business Administration from Spring Hill College, of Mobile, Alabama, in 1964.

   The portfolio manager for the Nova Fund and the Juno Fund is Thomas Michael, who joined the Advisor in March 1994. From 1992 to February 1994, Mr. Michael was a financial markets analyst at Cedar Street Investment Management Co., of Chicago, Illinois, an institutional consulting firm specializing in developing hedging and speculative strategies in stock index futures contracts and U.S. Treasury bond futures contracts. From 1989 to 1991, Mr. Michael was the Director of Research for Chronometrics, Inc., of Chicago, Illinois, a registered commodity trading advisor and was responsible for managing the firm s proprietary, on-line trading model for twelve financial futures contracts. Mr. Michael received his bachelor of arts degree in Geology from Colgate University, of Hamilton, New York, in 1974.

   The portfolio manager for the OTC Fund and the Bond Fund is Terry Apple, who joined the Advisor in January 1994. From 1992 to December 1993, Mr. Apple was employed by MMA and was the Director of Investments for The Rushmore Funds, Inc. From 1985 to 1991, Mr. Apple was a Vice President and the Director of Technical Research for Cale Futures, Inc. ("Cale"), of Hilton Head, South Carolina, a registered commodity trading advisor, and managed Multitech Partners, a commodity pool advised by Cale. Mr. Apple received his bachelor s degree in Business Administration from Baylor University, of Waco, Texas, in 1964.

   The portfolio manager of the Ursa Fund, the Metals Fund, and the Money Market Fund is Michael P. Byrum. Prior to joining the PADCO Advisors, Inc. organization in July 1993, Mr. Byrum worked for one year as an investor representative with MMA. Mr. Byrum s responsibilities at MMA included brokerage solicitation and investor relations. Mr. Byrum received his bachelor s degree in Business Administration from Miami University, of Oxford, Ohio, in 1992.

   Under an investment advisory agreement between the Trust and the Advisor, dated May 14, 1993, and as most recently amended on September 25, 1996, the Funds each pay the Advisor a fee at an annualized rate, based on the average daily net assets for each respective Fund, of 0.75% for the Nova Fund, the OTC Fund, and the Metals Fund, 0.90% for the Ursa Fund and the Juno Fund, and 0.50% for the Bond Fund and the Money Market Fund.
   The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.



                                                     - 50 -





   Servicer
   General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and as most recently amended on September 25, 1996. Under this service agreement, the Funds each pay the Servicer a fee at an annualized rate, based on the average daily net assets for each respective Fund, of 0.25% for the Nova Fund, Ursa Fund, and the Juno Fund and 0.20% for the other Funds.
   The Servicer provides the Trust and the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Funds under Federal and state securities laws. The Servicer also maintains the shareholder account records for the Trust and the Funds, distributes dividends and distributions payable by the Funds, and produces statements with respect to account activity for the Funds and their shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Trust; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

   Costs and Expenses
   Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; t h e servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-
   interested Trustees fees and expenses. For the period from July 1, 1995 through June 30, 1996, the total expenses paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund were approximately 1.31%, 1.39%, 1.33%, 1.33%, 1.26%, 1.64%, and 0.99% of the respective Fund s average net assets.
                             PERFORMANCE INFORMATION

   Total Return Calculations
   From time to time, each of the Funds (other than the Money Market Fund) may advertise the total return of the Fund for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods for the Fund also may be included.



                                                     - 51 -





   The total return of a Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the Fund at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.
   Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value. A more-detailed description of the method by which the total return of a Fund is calculated is contained in the Statement of Additional Information under "Calculation of Return Quotations."

   Yield Calculations
   In addition to total return information, the Bond Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Bond Fund s net income per share for a thirty-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semi-annual compounding.

   For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the Commission to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Bond Fund in accordance with generally accepted accounting principles and from net income computed for Federal income tax reporting purposes. Thus, the yield computed for a period may be greater or lesser than the Bond Fund s then-current dividend rate.

   The Bond Fund s yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Bond Fund, portfolio maturity, and the Bond Fund s expenses.

   Yield quotations should be considered relative to changes in the net asset value of the Bond Fund s shares, the Bond Fund s investment policies, and the risks of investing in shares of the Bond Fund. The investment return and principal value of an investment in the Bond Fund will fluctuate so that an investor s shares, when redeemed, may be worth more or less than the original cost of such shares.

   From time to time, the Money Market Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Fund refers to the income generated by an investment in the Money
   Market Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of


                                                     - 52 -





   income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A description of the respective methods by which the yield of the Bond Fund and the current and effective yields of the Money Market Fund are calculated is contained in the Statement of Additional Information under "Information on Computation of Yield."

   Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Bond Fund s or the Money Market Fund s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of the Bond Fund and the Money Market Fund should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

   Comparisons of Investment Performance
   In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a Fund, comparisons of the performance information of the Fund for a given period to the performance of recognized,  unmanaged  indexes  for  the  same  period  may be made.  Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock E x c hange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a Fund s investment performance. In particular, performance information for the Nova Fund and the Ursa Fund may be compared to various unmanaged indexes, including, but not limited to, the S&P500 Index or the Dow Jones Industrial Average; performance information for the OTC Fund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 IndexTM; performance information for the Metals Fund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the XAU Index; and performance information for the Bond Fund and the Juno Fund may be compared to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index.
   In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information c o mpiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each Fund (other than the Money Market Fund) also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the Trust in performance reports, will be


                                                     - 53 -





   drawn from the "Capital Appreciation Funds" grouping for each of the Nova Fund and the Ursa Fund, from the "Small Company Growth Funds" grouping for the OTC Fund, from the "Precious Metals Funds" grouping for the Metals Fund, and from the "Bond Funds" grouping for the Bond Fund and the Juno Fund. In addition, the broad-based Lipper groupings may be used for comparison to any of the Funds. Additional information concerning the comparison of the investment performances of the Funds is contained in the Statement of Additional Information under "Performance Information."

   Further information about the performance of the Funds will be contained in the Trust s annual reports to shareholders, which may be obtained without charge by writing to the Trust at the address or telephoning the Trust at telephone number set forth on the cover page of this Prospectus.
                          GENERAL INFORMATION ABOUT THE
                                      TRUST

   Organization and Description of Shares of Beneficial Interest
   The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on February 10, 1993, and has present authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class. Currently, the Trust has issued shares of nine separate classes: The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund,
   The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex High Yield Fund, The Rydex U.S. Government Money Market Fund, and The Rydex Institutional Money Market Fund. Other separate classes may be added in the future.

   All shares of the Funds are freely transferable. The Fund shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Fund shares have equal voting rights, except that, in a matter affecting a particular series in the Trust, only shares of that series may be entitled to vote on the matter. Shareholder inquiries can be made by telephone (at 800-820-0888 or 301-468-8520) or by mail (to 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852).

   Under the Delaware General Corporation Law, a registered investment company is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees of the Trust from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of Trust shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees of the Trust and will assist in communications with other Trust shareholders.

   Unlike the stockholder of a corporation, shareholders of a business trust such as the Trust could be held personally liable, under certain circumstances, for the obligations of the business trust. The Trust s Declaration of Trust, however, disclaims liability of the shareholders of the Trust, the Trustees, or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of


                                                     - 54 -





   Trust property for all loss and expense of any Trust shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust s obligations and this risk, thus, should be considered remote.

   Classification of the Funds
   Each of the Funds (other than the Money Market Fund) is a "non-diversified" series of the Trust. A Fund is considered "non-diversified" because a relatively-high percentage of the Fund s assets may be invested in the securities of a limited number of issuers, primarily within the same industry or economic sector. That Fund s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a diversified investment company.

   A Fund s classification as a "non-diversified" investment company means that the proportion of the Fund s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund s total assets (a diversified investment company would be so limited with respect to 75% of such market value) be invested in cash, U.S. Government Securities, the securities of other regulated investment companies, and other securities, with such securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of Fund s total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of the Fund s total assets be invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies).
   Trustees and Officers
   The Trust has a Board of Trustees which is responsible for the general supervision of the Trust s business. The day-to-day operations of the Trust are the responsibility of the Trust s officers.

   Auditors
   Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors of and the independent public accountants for the Trust and each of the Funds.

   Custodian Pursuant to a separate custody agreement entered into by the Trust, Star
   Bank, N.A. (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds. Under the terms of this custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN


                                                     - 55 -





   AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.



















































                                                     - 56 -





                                                         RULE 497(c)
                                                         File No. 33-59692
                                      [Logo]


   RYDEX SERIES TRUST                                               PROSPECTUS

                               RYDEX INSTITUTIONAL
                                MONEY MARKET FUND

         6116 Executive Boulevard, Suite 400, Rockville, Maryland  20852
                           (800) 820-0888     (301) 468-8520

                        INVESTMENT OBJECTIVE AND POLICIES

   The Rydex Institutional Money Market Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust"). The investment objectives of the Fund are security of principal, high current income, and liquidity consistent with preservation of capital. In attempting to achieve its objectives, the Fund will invest primarily in money market instruments which are issued or guaranteed, as to p r i ncipal and interest, by the U.S. Government, its agencies or instrumentalities, as well as in repurchase agreements secured by such securities and in bank money market instruments and commercial paper. The Fund is part of the Rydex Group of Funds, which is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy.

   The securities of the Fund are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. The Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

                              ADDITIONAL INFORMATION

   Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an
   investor  should  know  before  investing  in  the  Fund.    A Statement of
   Additional Information, dated November 1, 1996, containing additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this Statement of Additional Information is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.



              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
              BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                 SECURITIES COMMISSION NOR HAS THE SECURITIES AND
              EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
             PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is November 1, 1996.



















































                                                      - 2 -





                                TABLE OF CONTENTS

                                                               Page


   FEES AND EXPENSES OF THE FUND                               3

   FINANCIAL HIGHLIGHTS OF THE FUND                            4

   THE RYDEX FUNDS                                             5

   INVESTMENT OBJECTIVES AND POLICIES                          5
   HOW TO INVEST IN THE FUND                                   8

   REDEEMING AN INVESTMENT (WITHDRAWALS)                       9

   EXCHANGES                                                   10

   PROCEDURES FOR REDEMPTIONS AND EXCHANGES                    10

   DETERMINATION OF NET ASSET VALUE                            11
   TAX-SHELTERED RETIREMENT PLANS                              11

   DIVIDENDS AND DISTRIBUTIONS                                 11

   TAXES                                                       12

   MANAGEMENT OF THE TRUST                                     13

   DISTRIBUTION PLAN                                           14
   PERFORMANCE INFORMATION                                     15

   GENERAL INFORMATION ABOUT THE TRUST                         15

   APPENDIX A                                                  17


















                                                      - 3 -





                          FEES AND EXPENSES OF THE FUND

   The following table illustrates all expenses and fees that a shareholder of the Fund will incur:

      Shareholder Transaction Expenses

         Sales Load Imposed on Purchases             None
         S a les  Load  Imposed  on  Reinvested      None
         Dividends

         Deferred Sales Load                         None

         Redemption Fees                             None

         Exchange Fees                               None

      Annual Fund Operating Expenses
      (as a percentage of average net     assets)

         Management Fees                             0.55%

         12b-1 Fees                                  0.25%

         Other Expenses:
            Administrative Fees                      0.20%
            Additional Expenses                      0.15%*
      Total Fund Operating Expenses**                1.15%


   * Additional expenses are based on estimated amounts for the current fiscal year.
   ** The Fund s investment adviser has guaranteed that the ratio of expenses, including investment management fees, to average net assets shall not exceed 1.20%. Any expenses in excess of this amount will be absorbed by the adviser.




   Example

   Assuming a hypothetical investment of $1,000, a five-percent annual return, and redemption at the end of each time period, an investor in the Fund would pay transaction and operating expenses at the end of each year as follows:
                           1 YEAR            3 YEARS


                                                      - 4 -





                             $11         $33
   The same level of expenses would be incurred if the investment were held throughout the period indicated.

   The preceding table is provided to assist the investor in understanding the various costs and expenses which may be borne directly or indirectly by an investor in the Fund. The percentages shown above are based on the estimate by the Fund's investment adviser of the expenses to be incurred by the Fund during the Fund's current fiscal year. The five-percent assumed annual return is for comparison purposes only. The actual return for the Fund in future periods may be more or less depending on market conditions, and the actual expenses an investor incurs in future periods may be more or less than those shown above and will depend on the amount invested and on the actual growth rate of the Fund. For a more complete discussion of the fees connected with an investment in the Fund, including any fees that may be charged by securities dealers, banks, and other financial institutions in connection with wire transfers, and the services to be provided to the Fund, see "How to Invest in the Fund," "Management of the Fund," and "Distribution Plan" in this Prospectus.



































                                                      - 5 -





                         FINANCIAL HIGHLIGHTS OF THE FUND
   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Fund for the period July 11, 1996 to September 30, 1996 are unaudited.


                                                              For the Period
                                                                       Ended
                                                               September 30,
                                                                       1996*
                                                                 (Unaudited)
    Per Share Operating Performance:
    Net Asset Value -- Beginning of Period                     $        1.00

       Net Investment Income (Loss)                                     0.01
       Net Realized and Unrealized Gains
         (Losses) on Securities                                         0.00
       Net Increase (Decrease) in Net Asset Value
         Resulting from Operations                                      0.00
       Dividends to Shareholders                                      (0.01)

       Distributions to Shareholders From Net
         Realized Capital Gains
                                                                        0.00
       Net Increase (Decrease) in Net Asset Value                       0.00

    Net Asset Value End of Period                             $         1.00
    Total Investment Return                                          4.28%**

    Ratios to Average Net Assets
       Expenses                                                      1.24%**
       Net Investment Income                                         4.22%**

    Supplementary Data:       Portfolio Turnover Rate***             0.00%
       Net Assets, End of Period (000's omitted)                     $30,781

      The  per  share  data of the Financial Highlights table is calculated using the daily shares
      outstanding average for the period.
   *  Commencement of Operations: July 11, 1996.
   ** Annualized for the period ended September 30, 1996.
   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.







                                                                     - 6 -





                                 THE RYDEX FUNDS

   The Trust is an open-end management investment company, and currently is composed of nine separate series, including the Fund, The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex
   U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, and, beginning on or about December 1, 1996 (subject to obtaining all necessary regulatory approvals), the Rydex High Yield Fund (collectively, the "Rydex Funds"); other separate Rydex Funds may be added in the future. The Rydex Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Fund and the Rydex U.S. Government Money Market Fund, each Rydex Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Rydex Funds seek investment results that correspond over time to a specified benchmark. The Rydex Funds may be used independently or in combination with each other as part of an overall investment strategy.

   Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of a Fund, certain minimum investment levels are maintained. The Trust reserves the right to modify its minimum investment requirements (see "Exchanges"). Copies of the separate Prospectuses and Statements of Additional Information for the Rydex Funds other than the Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at (800) 820-0888 or (301) 468-8520.

                        INVESTMENT OBJECTIVES AND POLICIES

   General
   The investment objectives of the Fund are security of principal, high current income, and liquidity consistent with preservation of capital. Although there is no assurance that the Fund's objectives will be achieved, the Fund will seek to achieve its objectives by investing primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), as well as in repurchase agreements secured by U.S. Government Securities and in bank money market instruments and commercial paper. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

   The Fund will invest in short-term U.S. Government Securities, including U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds that mature within one year. All securities purchased by the Fund are held by the Trust's custodian bank. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Repurchase agreements i n vested in the Fund are fully collateralized by U.S. Government


                                                      - 7 -





   Securities, but the value of the underlying collateral may be affected by sharp fluctuations in short-term interest rates.

   The investment objectives of the Fund are fundamental and may not be changed without the approval of at least a majority of the shareholders, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the Fund not specified as fundamental may be changed without the approval of shareholders.

   The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. All securities in which the Fund invests will have remaining maturities of 397 days or less on the date of purchase, will be denominated in U.S. dollars, and will have been determined to be of high quality by n a t ionally-recognized statistical rating organizations ("NSROs") or determined to be of comparable quality if not so rated.

   U.S. Government Securities
   Securities issued or guaranteed by the U.S. Government include a variety of U.S. Treasury securities, which differ only in their interest rates, maturities, and dates of issuance. U.S. Treasury bills have initial maturities of one year or less. U.S. Treasury notes have initial maturities of one to ten years, and U.S. Treasury bonds generally have initial maturities of greater than ten years at the date of issuance. U.S. Treasury securities are backed by the full faith and credit of the United States. Yields on short-, intermediate-, and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund s portfolio investments in U.S. Government Securities, while a decline in interest rates would generally increase the market value of the Fund s portfolio investments in these securities.

   Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Export-Import Bank, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

   Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S.

                                                      - 8 -





   Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. However, no assurances can be given that the U.S. Government will provide such financial support to the obligations of the other U.S. Government agencies or instrumentalities in which the Fund invests, since the U.S. Government is not obligated to do so. These other agencies and instrumentalities are supported by either the issuer s right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U . S . Government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.

   The Fund may also invest in securities which are not backed by the full faith and credit of the United States. In these instances, such obligations may be supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Securities not backed by the full faith and credit of the United States may be backed, in part, by a line of credit with the U.S. Treasury (such as securities of the Federal National Mortgage Association), or the Fund must look to the agency issuing or guaranteeing the obligation for ultimate repayment (such as securities of the Federal Farm Credit System), in which case the Fund may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

   U.S. Government Securities may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

   The Fund also may invest in securities that take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing securities. Participation interests are pro rata interests in U.S. Government Securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

   Repurchase Agreements
   The Fund may also invest in repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price (thereby determining the yield during the purchaser's holding period) and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. Government Securities. The

                                                      - 9 -





   Fund's investment adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of the Fund's investment policies.

   The Fund will not enter into repurchase agreements of more than seven days duration if more than 10% of the market value of the Fund's net assets would be so invested together with any other investment the Fund may hold for which market quotations are not readily available.

   Other Investment Policies and Risk Considerations

   Bank Money Market Instruments. The Fund also may purchase bank money market instruments, including certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations issued by U.S. banks which are members of the Federal Reserve System. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with the bank for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Investments in time deposits and certificates of deposits are limited to domestic banks that have total assets in excess of one billion dollars. Bankers' acceptances are credit instruments evidencing the obligation of a bank to a draft drawn on the bank by a customer of the bank. These credit instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest include uninsured, direct obligations of a bank that bear fixed, floating, or variable interest rates.

   Commercial Paper. The Fund also may invest in commercial paper, including corporate notes. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each commercial paper instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Investments in commercial paper and other short-term promissory notes issued by corporations

                                                     - 10 -





   (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by Standard & Poor's Ratings Group ( " S & P"), "Prime-2" or better by Moody's Investors Service, Inc.
   ("Moody's"), "F-2" or better by Fitch Investors Service, Inc. ("Fitch"), "Duff 2" or better by Duff & Phelps Credit Rating Co. ("Duff"), or "A2" or better by IBCA, Inc., or, if not rated by S&P, Moody's, Fitch, Duff, or IBCA, Inc., must be determined by PADCO Advisors, Inc. (the "Advisor"), the Trust's investment adviser, to be of comparable quality pursuant to guidelines approved by the trustees of the Trust (the Trustees ). Please refer to Appendix A to this Prospectus for more detailed information concerning commercial paper ratings.

   The Fund also may make limited investments in guaranteed investment contracts ("GICs") issued by United States insurance companies. The Fund will purchase a GIC only when the Advisor has determined, under guidelines established by the Trustees of the Trust, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated "high quality" by certain nationally-recognized statistical rating organizations.

   When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. The Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 10% of the Fund's net assets would be so invested. The Fund will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments.

   Portfolio Transactions
   When selecting broker-dealers to execute portfolio transactions, the Advisor considers many factors, including the size of the broker-dealer s "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, and the r e liability, financial condition, general execution and operational capabilities of the broker-dealer.

   HOW TO INVEST IN THE FUND

   The minimum initial investment in the Fund for all shareholder accounts, including retirement plan accounts, is $2,000,000. The Trust, at its d i s cretion, may accept lesser amounts than these minimum initial investments in certain circumstances. There is no minimum amount for subsequent investments.

   The shares of the Fund are offered at the daily public offering price, which is the net asset value per share (see "Determination of Net Asset

                                                     - 11 -





   Value") next computed after receipt of the investor s order. No sales charges are imposed on initial or subsequent investments. The Trust reserves the right to reject or refuse, at the Trust s discretion, any order for the purchase of the Fund s shares in whole or in part. There is no minimum amount for subsequent investments.

   Investments in the Fund may be made (i) through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee or (ii) directly with the Trust by bank wire transfer as follows:

   By Bank Wire Transfer:  Request a wire transfer to:

      Star Bank, N.A.
      Routing Number: 0420-00013
      For Account of Rydex Series Trust
      Account Number: 48038-9030
      Your Name
      Your Account Number or, if a new
        account, Federal Tax I.D. Number
        (e.g., Social Security Number)

   After  instructing  your  bank  to  transfer money by wire, please call the
   Trust and inform the Trust as to the amount you have transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services. If the purchase is canceled because your wire transfer is not received, you may be liable for any loss that the Trust may incur.

   Shares of the Fund are sold at a price based on the net asset value next calculated after receipt of a purchase order in good form, as described below. If a purchase order is received by the Fund at or prior to 1:00 P.M., Eastern Time, on any business day, the purchase of Fund shares is executed at the offering price determined as of 1:00 P.M., Eastern Time, that day. If the purchase order is received after 1:00 P.M., Eastern Time, the purchase of Fund shares will be effected on the next business day. (See "Procedures for Redemptions and Exchanges.")

   I n   the  interest  of  economy  and  convenience,  physical  certificates representing the Fund s shares are not issued. Shares of the Fund are recorded on a register by the Trust s transfer agent.

                             REDEEMING AN INVESTMENT
                                   (WITHDRAWALS)

   An investor may withdraw all or any portion of his investment by redeeming Fund shares at the next-determined net asset value per share after receipt of the order. Redemptions may be made by letter or by telephone subject to the procedures set forth below. The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically. Telephone redemptions will be sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application.

                                                     - 12 -





   The proceeds of non-telephone redemptions will be sent directly to the investor s address of record. If the investor requests payment of redemptions to a third party or to a location other than the investor s address of record or a bank account specified in the investor s account application, this request must be in writing and the investor s signature must be guaranteed by a commercial bank; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker; a credit union; a national securities exchange, registered securities association, or clearing agency; or a savings association.

   The Fund will redeem its shares at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption. There is no redemption charge. Payment for the redemption price will be made within seven days after the Trust s receipt of the request for redemption.

   With respect to the Fund, the right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the Federal Reserve Bank of New York (the "New York Fed") or the New York Stock Exchange (the "NYSE") is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists so that disposal of the Fund s investments or the determination of its net asset value is not reasonably practicable; or
   (iii) for such other periods as the Securities and Exchange Commission (the "Commission"), by order, may permit for protection of the Fund s investors. On any day that the New York Fed or the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in such markets), or as permitted by the Commission, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. (See "Determination of Net Asset Value.")

                                    EXCHANGES

   Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values next determined of the shares involved; provided that, in connection with exchanges for shares of a Rydex Fund, certain minimum investment levels are maintained. An exchange of other Rydex Fund shares for shares of the Fund is permitted only if the $2,000,000 minimum investment in the Fund is satisfied. The Trust reserves the right to modify its minimum investment requirements. The Trust currently is composed of nine separate series, The Nova Fund, The Ursa Fund, The Rydex OTC Fund (the "OTC Fund"), The Rydex Precious Metals Fund (the "Metals Fund"), The Rydex U.S. Government Bond Fund (the "Bond Fund"), The Juno Fund, The Rydex High Yield Fund (the High Yield Fund ), The Rydex U.S. Government Money Market Fund (the "Money
   Market Fund"), and the Rydex Institutional Money Market Fund (the series described in this Prospectus); other separate Rydex Funds may be added in the future. Exchanges may be made by letter or by telephone subject to the procedures set forth below.


                                                     - 13 -





   To implement an exchange, shareholders should provide the following information: account name, account number, taxpayer identification number, number of or percentage of shares or dollar value of shares to be exchanged, and the names of the Rydex Funds involved in the exchange transaction. Exchanges may be made only if such exchanges are between identically registered accounts. Shareholders contemplating such an exchange for shares of a Rydex Fund not described in this Prospectus should obtain and review the prospectus of the Rydex Fund to which the investment is to be transferred. The exchange privilege is available only in states where the exchange legally may be made and may be modified or discontinued at any time. Shares of the Money Market Fund received in an exchange for shares of the OTC Fund or the Metals Fund are issued on the third business day following the day on which the Rydex Fund receives the exchange request.

                     PROCEDURES FOR REDEMPTIONS AND EXCHANGES

   Written requests for redemptions and exchanges should be sent to Rydex Series Trust, 6116 Executive Boulevard, Suite 400, Rockville, Maryland
   20852, and should be signed by the record owner or owners. Telephone redemption and exchange requests with respect to the Rydex Funds may be made by calling (800) 820-0888 or (301) 468-8520, on any day the Trust is open for business. Such requests may be made only between 8:30 A.M., Eastern Time, and the times indicated below (all times are Eastern Time). For exchanges, the earlier of the times indicated below for the Rydex Funds whose shares are being exchanged applies.

   The Nova, Ursa, and Rydex
      OTC Funds  . . . . . .                              3:45 P.M.
   The Rydex Precious Metals
      Fund . . . . . . . . .                              3:30 P.M.
   The Rydex U.S. Government
      Bond and Juno Funds  .                              2:45 P.M.
   The Rydex High Yield Fund                                2:15 P.M.

   Telephone redemption and exchange orders will be accepted only during the period indicated above. If the primary exchange or market on which the Rydex Fund transacts business closes early, the above cut-off time will be approximately fifteen minutes (thirty minutes, in the case of the Metals Fund, and forty-five minutes in the case of the High Yield Fund) prior to the close of such exchange or market. Telephone redemption and exchange privileges may be terminated or modified by the Trust at any time.

   When acting on instructions believed to be genuine, the Trust will not be liable for any loss resulting from a fraudulent telephone transaction request and the investor would bear the risk of any such loss. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine; and if the Trust does not employ such procedures, then the Trust may be liable for any losses due to unauthorized or fraudulent instructions. The Trust follows specific procedures for transactions initiated by telephone, including, among others, requiring some form of personal identification prior to acting upon instructions received by

                                                     - 14 -





   telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone instructions. Investors also should be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.

                         DETERMINATION OF NET ASSET VALUE

   The net asset value of the Fund's shares is determined each day on which both the NYSE and the New York Fed are open for business at 1:00 P.M., Eastern Time. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997:
   (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of the Fund are traded in other markets on days when the New York Fed or the NYSE is closed, the Fund's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedule to be observed in the future, the New York Fed and the NYSE each may modify its holiday schedule at any time. The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares.

   The Fund will utilize the amortized cost method in valuing its portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share for the Fund of $1.00. However, there is no assurance that the $1.00 net asset value will be maintained. For further information regarding the amortized cost method for valuing the Fund s portfolio securities, see "Determination of Net Asset Value" in the Statement of Additional Information.

                          TAX-SHELTERED RETIREMENT PLANS

   Tax-sheltered retirement plans of the following types will be available to investors:

       Individual Retirement Accounts (IRAs)
                Keogh Accounts - Defined Contribution
             Plans (Profit-Sharing
         Plans)
                Keogh Accounts - Money Purchase Plans       Pension Plans)
                Internal Revenue Code Section 403(b)  Plans

   Additional   information  regarding  these  accounts  may  be  obtained  by contacting the Trust.

                           DIVIDENDS AND DISTRIBUTIONS

                                                     - 15 -






   A l l income dividends and capital gains distributions of the Fund automatically will be reinvested in additional shares of the Fund at the net asset value calculated on the ex-dividend date, unless an investor has requested otherwise from the Trust in writing. Dividends and distributions of the Fund are taxable to the shareholders of the Fund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the Fund or are received in cash. Statements of account will be sent to the Fund shareholders at least quarterly.

   The Fund ordinarily (i) declares dividends of net investment income (and net short-term capital gains, if any) for shares of the Fund on a daily basis and (ii) distributes such dividends to shareholders of the Fund on a monthly basis. The Trustees, however, may revise this dividend and distribution policy of the Fund, postpone the payment of dividends thereunder, or take any other action necessary with respect thereto in order to facilitate, to the extent possible, the maintenance by the Fund of a constant net asset value per share of $1.00.

                                      TAXES

   The U.S. Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, the Fund will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Code. So long as the Fund qualifies as a RIC and satisfies the distribution requirements under the Code for any taxable year, the Fund itself will not be subject to income tax on the ordinary income and capital gains it has distributed to its shareholders for that year.

   To qualify as a RIC under the Code, the Fund must satisfy certain requirements, including the requirements that the Fund receive at least 90% of the Fund s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund s investments in stock, securities, and foreign currencies (the "90% Test"), and that the Fund derive less than 30% of the Fund s gross income from the sale or other disposition of any of the following instruments which have been held for less than three months (the "30% Test"): (i) stock or securities; (ii) certain options, futures, or forward contracts; or (iii) foreign currencies (or certain options, futures, or forward contracts on such foreign currencies). Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund s net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund s net investment income and the Fund s net realized short-term capital gains, if any, are distributed to the shareholders of that Fund. To avoid an excise tax on its undistributed income, the Fund generally must distribute at least 98% of its income.



                                                     - 16 -





   Under current law, dividends derived from interest and dividends received by the Fund, together with distributions of any short-term capital gains, if any, are taxable to the shareholders of the Fund, as ordinary income at Federal income tax rates of up to 39.6%, whether or not such dividends and distributions are reinvested in shares of the Fund or are received in cash.

   Ordinary dividends paid to corporate or individual residents of foreign countries generally are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will be required to provide the Fund with supporting documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

   Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned. For further information regarding the taxation of dividends and distributions from the Fund and the tax treatment of shareholders of the Fund, see "Dividends, Distributions, and Taxes," in the Statement of Additional Information.

   Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.

                             MANAGEMENT OF THE TRUST

   Investment Adviser
   The Trust is provided investment advice and management services by PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor"). The Advisor was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. The portfolio manager of the Fund is Michael P. Byrum. Prior to joining the PADCO Advisors, Inc. organization in July 1993, Mr. Byrum worked for one year as an investor representative with Money Management Associates ("MMA"), a Maryland-based registered investment adviser. Mr. Byrum s responsibilities at MMA included brokerage solicitation and investor relations. Mr. Byrum received his bachelor s degree in Business Administration from Miami University, of Oxford, Ohio, in 1992.

   Under an investment advisory agreement between the Trust and the Advisor, dated May 14, 1993, and as most recently amended on September 25, 1996, the Fund pays the Advisor a fee at an annualized rate of 0.55% of the average daily net assets of the Fund.

   The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and

                                                     - 17 -





   limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, which payments, to the extent made by the Advisor, may be in addition to those payments made pursuant to a plan of distribution for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the " Distribution Plan"). See "Distribution Plan."

   Servicer
   General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and as most recently amended on September 25, 1996. Under this service agreement, the Fund pays the Servicer a fee at an annualized rate of 0.20% of the average daily net assets of the Fund.

   The Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for the Trust and the Fund, distributes dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the shareholders of the Fund. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Trust; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

   Distributor
   Pursuant  to  the    Distribution  Plan  for  the Fund adopted by the Trust
   pursuant to Rule 12b-1 under the 1940 Act, the Fund is provided certain distribution services by PADCO Financial Services, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Distributor"), subject to the general supervision and control of the Trustees and the officers of the Trust. Under the Distribution Plan, dated March 8, 1996, the Fund reimburses the Distributor for a portion of the Distributor's costs incurred in distributing the shares of the Fund at an annualized rate not to exceed 0.25% of the average daily net assets of the Fund. See "Distribution Plan."

                                                     - 18 -





   Costs and Expenses
   The Fund bears all expenses of its operations other than those assumed by the Advisor, the Servicer, or the Distributor. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); payments to be made by the Fund to the Distributor under the Distribution Plan; custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any (to the extent that these expenses are not covered by payments made by the Fund under the Distribution Plan); all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees fees and expenses.

   The Advisor has agreed to limit the operating expenses of the Fund so that the ratio of expenses, including investment management fees, to average net assets on an annual basis for the Fund shall not exceed 1.20%. Any expenses incurred by the Fund in excess of this amount will be absorbed by the Advisor. For the period of July 11, 1996 through September 30, 1996, the total expenses of the Fund were 1.24% of the Fund s average net assets (annualized).

   The Advisor has advanced the organizational expenses of the Fund. These costs, which are approximately $40,000, will be reimbursed by the Fund, and the Fund will amortize these costs over a five-year period from the date the Fund commences operations.

                                DISTRIBUTION PLAN

   The Trust finances activities which are primarily intended to result in the sale of Fund shares and has adopted the Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Trust's Distribution Plan for the Fund provides that the Fund will pay the Distributor monthly up to a maximum of 0.25% per annum of the Fund's daily net assets for expenses actually incurred by the Distributor during that month in the distribution and promotion of the Fund's shares, including the printing of certain reports used for sales purposes, expenses for preparation and printing of s a les literature, and related expenses, including any maintenance, distribution, or service fees paid to securities dealers or brokers, administrators, investment advisers, institutions, including bank trust d e partments, and other persons ("Recipients") who have executed a d i s t ribution or service agreement with the Distributor. As of September 30, 1996, the Fund had total net assets of approximately $30.8 million and the Distributor s aggregated uncovered distribution charges for the Fund (i.e., the expenses actually incurred by the Distributor less amounts received by the Distributor pursuant to the Distribution Plan) were $3,089.




                                                     - 19 -





   The Glass-Steagall Act generally prohibits Federal and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, the Distributor believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services or servicing and recordkeeping functions. The Distributor intends to engage banks only to perform such functions. Changes in Federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, however, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide such efficient and effective shareholder services. In such event, changes in the operation of the Fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders of the Fund would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

   The Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Distribution Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments. For further information regarding the Distribution Plan, see "Distribution Plan" in the Statement of Additional Information.

                             PERFORMANCE INFORMATION

   From time to time, the Fund may advertise its current "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A description of the respective methods by which the yield and effective yield of the Fund are calculated is contained in the Statement of Additional Information under "Information on Computation of Yield."

   Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Fund s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed

                                                     - 20 -





   fixed yield for a stated period of time. Shareholders of the Fund should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

   GENERAL INFORMATION ABOUT THE TRUST

   Organization and Description of Shares of Beneficial Interest
   The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on February 10, 1993, and has present authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class. Currently, the Trust has issued shares of nine separate classes: The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund,
   The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex High Yield Fund, The Rydex U.S. Government Money Market Fund, and The Rydex Institutional Money Market Fund. Other separate classes may be added in the future.

   All shares of the Rydex Funds are freely transferable. The Rydex Fund shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Rydex Fund shares have equal voting rights, except that, in a matter affecting a particular series in the Trust, only shares of that series may be entitled to vote on the matter. Shareholder inquiries can be made by telephone (at 800-820-0888 or 301-468-8520) or by mail (to 6116 Executive Boulevard,
   Suite 400, Rockville, Maryland 20852).

   Under the Delaware General Corporation Law, a registered investment company is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees of the Trust from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of Trust shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees of the Trust and will assist in communications with other Trust shareholders.

   Unlike the stockholder of a corporation, shareholders of a business trust such as the Trust could be held personally liable, under certain circumstances, for the obligations of the business trust. The Trust s Declaration of Trust, however, disclaims liability of the shareholders of the Trust, the Trustees, or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Trust shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to


                                                     - 21 -





   meet the Trust s obligations and this risk, thus, should be considered remote.

   As of the date of this Prospectus, no officer or Trustee of the Trust owned any of the Fund shares.

   Trustees and Officers
   The Trust has a Board of Trustees which is responsible for the general supervision of the Trust s business. The day-to-day operations of the Trust are the responsibility of the Trust s officers.



   Auditors
   Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors of and the independent public accountants for the Trust and the Fund.

   Custodian
   Pursuant to a separate custody agreement entered into by the Trust, Star Bank, N.A. (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund. Under the terms of this custody agreement, the Custodian holds the portfolio securities of the Fund and keeps all necessary related accounts and records.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE
   RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.



















                                                     - 22 -





                                    APPENDIX A

                             COMMERCIAL PAPER RATINGS


   Moody's Investors Service, Inc.

         Commercial  paper  rated  "Prime"  by Moody's Investors Service, Inc.
   ("Moody's"),  is  based  upon Moody's evaluation of many factors including:
   (1) the management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance;
   (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated "Prime-1," "Prime-2," or "Prime-3" by Moody's.

         "Prime-1" indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed;
   (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

         "Prime-2" indicates a strong capacity for repayment of short-term promissory obligations. This repayment capacity normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   Standard & Poor's Rating Group

         Commercial paper rated by Standard & Poor's Rating Group ("S&P") has the following characteristics: (1) liquidity ratios adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and
   (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."


                                                       A-1





         A-1 -- This designation rating indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2   --  The  capacity  for  timely  payment  on  issues  with  this designation rating is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

   Fitch Investors Service, Inc.

         Commercial paper rated by Fitch Investors Service, Inc. ("Fitch"), reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as "F-1," "F-2," "F-3," or "F-4."

         F-1 -- This designation rating indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this designation rating reflect an assurance of timely payment only slightly less in degree than those issues rated "F-1."




   Duff and Phelps Credit Rating Co.

         Short-term ratings by Duff & Phelps Credit Rating Co. ("Duff") are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of d e p osit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

         An  emphasis  of  Duff's short-term ratings is placed on "liquidity,"
   which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

         The distinguishing feature of Duff's short-term ratings is the refinement of the traditional "1" category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff has incorporated gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing those differences.

         Duff 1+ -- This designation rating indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors


                                                       A-2





   and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff  1 -- This designation rating indicates a very high certainty of
   timely  payment.    Liquidity  factors  are excellent and supported by good
   fundamental protection factors.  Risk factors are minor.

         Duff  1-  --  This  designation  rating indicates a high certainty of
   timely  payment.    Liquidity  factors  are  strong  and  supported by good
   fundamental protection factors.  Risk factors are very small.

         Duff 2 -- This designation rating indicates a good certainty of timely payment. Liquidity factors and company fundamental are sound. Although ongoing funding needs may enlarge total financing requirements, access capital markets is good. Risk factors are small.

   IBCA, Inc.

         In  addition  to  conducting  a  careful  review  of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies that the analysts cover.

         IBCA's analysts speak the languages of the countries that the analysts cover, which is essential to maximize the value of their meetings with management and to analyze properly a company's written materials. IBCA's analysts also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

         Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, these data are taken into account by IBCA when assigning IBCA's ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit the correction of any factual errors and to enable the clarification of issues raised.

         IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following these committee meetings, IBCA ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

         A1+ -- This designation rating indicates obligations supported by the highest capacity for timely repayment.

         A1 -- This designation rating indicates obligations supported by a very strong capacity for timely repayment.

                                                       A-3





         A2 -- This designation rating indicates obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

















































                                                       A-4





                                             RULE 497(c)
                                           File No. 33-59692


                       STATEMENT OF ADDITIONAL INFORMATION

                                RYDEX SERIES TRUST

                       6116 Executive Boulevard, Suite 400
                            Rockville, Maryland  20852
                                  (800) 820-0888
                                  (301) 468-8520

   The Rydex Series Trust (the "Trust") is a no-load mutual fund with nine separate investment portfolios (the "Funds" or "Rydex Funds"), seven of which Funds are described in this Statement of Additional Information. The Funds are principally designed for professional money managers and investors who intend to invest in the Funds as part of an asset-allocation or market-timing investment strategy. Sales are made, without sales charge, at each Fund s per share net asset value.

   Except for the Rydex U.S. Government Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. Each of these Funds seeks investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional Funds may be created from time to time.

   The following are the Funds and their benchmarks:

             FUND                                 BENCHMARK

    The Nova Fund            150% of the performance of the S&P 500 Composite
                             Stock Price IndexTM

    The Ursa Fund            Inverse (opposite) of the S&P 500 Composite Stock
                             Price IndexTM
    Rydex OTC Fund           NASDAQ 100 IndexTM (NDX)

    Rydex Precious Metals    Philadelphia Stock Exchange Gold/Silver IndexTM
    Fund                     (XAU)

    Rydex U.S. Government    120% of the price movement of current Long Treasury
    Bond Fund                Bond

    The Juno Fund            Inverse (opposite) of the price movement of the
                             current Long Treasury Bond


   The  Trust  also  offers The Rydex U.S. Government Money Market Fund.  This
   Fund  seeks  to  provide  security  of  principal, high current income, and liquidity  by  investing  primarily  in  money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government,





   its agencies or instrumentalities. The securities of the Rydex U.S. Government Money Market Fund are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and an investment in this Fund is neither insured nor guaranteed by the United States Government. The Rydex U.S. Government Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

   The Funds (other than the Rydex U.S. Government Money Market Fund) may engage in certain aggressive investment techniques, which include engaging in short sales and transactions in options and futures contracts. The Nova Fund and the Rydex U.S. Government Bond Fund also may use the speculative technique known as leverage to increase funds available for investment. See "Borrowing." Investors in the Nova Fund may experience substantial losses during sustained periods of falling equity prices, while investors in the Ursa Fund and the Juno Fund may experience substantial losses during sustained periods of rising equity prices and declining interest rates respectively. Because of the inherent risks in any investment, there can be no assurance that any Fund s investment objective will be achieved.

   None of the Funds alone constitutes a balanced investment plan, and certain of the Funds involve special risks not traditionally associated with investment companies. The nature of the Funds generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a regulated investment company under the Federal tax laws. The Trust is not intended for investors whose principal objective is current income or preservation of capital and may not be a suitable investment for persons who intend to follow an "invest and hold" strategy. See "Special Risk Considerations in the Trust s Prospectus.

   The Trust also offers The Rydex Institutional Money Market Fund and, beginning on or about December 1, 1996 (subject to obtaining all necessary regulatory approvals), also will offer The Rydex High Yield Fund, each of which series of the Trust is described in a separate prospectus and a separate statement of additional information.

   This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectus, dated November 1, 1996. A copy of the Trust s Prospectus is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.

   The date of this Statement of Additional Information is November 1, 1996.










                                                        2





                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS


                                                               Page


   THE RYDEX FUNDS                                             4

   INVESTMENT POLICIES AND TECHNIQUES                          4

   INVESTMENT RESTRICTIONS                                     9

   PORTFOLIO TRANSACTIONS AND BROKERAGE                        13

   MANAGEMENT OF THE TRUST                                     14

   PRINCIPAL HOLDERS OF SECURITIES                             18

   DETERMINATION OF NET ASSET VALUE                            21

   PERFORMANCE INFORMATION                                     23

   CALCULATION OF RETURN QUOTATIONS                            24

   INFORMATION ON COMPUTATION OF YIELD                         25

   DIVIDENDS, DISTRIBUTIONS, AND TAXES                         26

   AUDITORS AND CUSTODIAN                                      30

   FINANCIAL STATEMENTS                                        30



















                                                        3





   THE RYDEX FUNDS

   The Trust is an open-end management investment company, and currently is composed of nine separate series, including The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, The Rydex Institutional Money Market Fund, and, beginning on or about December 1, 1996 (subject to obtaining all regulatory approvals), The Rydex High Yield Fund (collectively, the "Funds"); other separate Funds may be added in the future. The Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Rydex U.S. Government Money Market Fund and the Rydex Institutional Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Funds seek investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy.

   Shares of any Fund may be exchanged, without any charge, for shares of any other Fund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the Fund, certain minimum investment levels are maintained (see "Exchanges"). Copies of the separate Prospectus and Statement of Additional Information for each of the Rydex High Yield Fund and the Rydex Institutional Money Market Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at (800) 820-0888 or (301) 468-8520.

   INVESTMENT POLICIES AND TECHNIQUES

   General
   Reference is made to the sections entitled "Investment Objectives and Policies" and "Investment Techniques and Other Investment Policies" in the Trust's Prospectus for a discussion of the investment objectives and policies of the Funds. In addition, set forth below is further information relating to the Funds. Portfolio management is provided to each Fund by t h e Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor").

   The investment strategies of the Funds discussed below, and as discussed in the Trust's Prospectus, may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate the Fund's activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

   Options Transactions


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   Options on Securities. The Nova Fund, The Rydex OTC Fund (the "OTC Fund"), and the Rydex Precious Metals Fund (the "Metals Fund") may buy call options and write (sell) put options on securities, and the Ursa Fund may buy put options and write call options on securities for the purpose of realizing the Fund's investment objective. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

   During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

   Options on Security Indexes. The Nova Fund, the OTC Fund, and the Metals Fund may purchase call options and write put options, and the Ursa Fund may purchase put options and write call options, on stock indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

   Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or high-grade, liquid short-term debt securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or high-grade, liquid short-term debt securities equal in value to the deficiency.





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   Foreign Securities
   The Metals Fund may invest in issuers located outside the United States. These purchases may be made by purchasing American Depository Receipts ("ADRs"), "ordinary shares," or "New York shares" in the United States. A D Rs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Metals Fund from the foreign settlement risks described below.

   Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

   Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

   At the present time, there are five major producers and processors of gold bullion and other precious metals and minerals. In order of magnitude, these producers and processors are: the Republic of South Africa, the former republics of the former Soviet Union, Canada, the United States, and Australia. Political and economic conditions in several of these countries may have a direct effect on the mining, distribution, and price of precious metals and minerals, and on the sales of central bank gold holdings, particularly in the case of South Africa and the former republics of the

                                                        6





   former Soviet Union. South African mining stocks represent a special risk in view of the history of political unrest in that country. Besides that factor, various government bodies such as the South African Ministry of Mines and the Reserve Bank of South Africa exercise regulatory authority over mining activity and the sale of gold. The policies of these South African government bodies in the future could be detrimental to the Metals Fund's objectives.

   U.S. Government Securities

   The Rydex U. S. Government Bond Fund (the "Bond Fund") invests primarily in U.S. Government Securities, and each of the other Funds also may invest in U . S. Government Securities. The Juno Fund may enter into short t r ansactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the S t udent Loan Marketing Association, and the National Credit Union Administration.

   Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the Federal agency, while other obligations issued by or guaranteed by Federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored Federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

   Repurchase Agreements

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   As discussed in the Trust's Prospectus, each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions
   o n l y with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than The Rydex U.S. Government Money Market Fund (the "Money Market Fund"), not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

   Zero Coupon Bonds
   The Bond Fund and the Juno Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply

                                                        8





   than  regular  coupon-bearing  bonds.   Thus, when interest rates rise, the
   value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

   Reverse Repurchase Agreements
   The Ursa Fund, the Juno Fund, and the Money Market Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be to the Fund's advantage to do so. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

   Borrowing
   The Nova Fund and the Bond Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund s portfolio assets increase in value and decrease more when the Fund s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Fund and the Bond Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Nova Fund and the Bond Fund intend to use leverage during periods when the Advisor believes that the respective Fund s investment objective would be furthered.

   Each Fund may borrow money to facilitate management of the Fund s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

   As required by the Investment Company Act of 1940, as amended (the 1940 Act ), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive

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   of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

   In addition to the foregoing, the Funds are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

   Lending of Portfolio Securities
   Subject to the investment restrictions set forth below, each of the Funds m a y lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Funds will not lend more than 33 % of the value of the Fund's total assets, except that the Money Market Fund will not lend more than 10% of the value of the Money Market Fund's total assets. Loans would be subject to termination by the lending Fund on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

   When-Issued and Delayed-Delivery Securities

   Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

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   The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund s purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed delivery basis.

   Investments in Other Investment Companies
   The Funds (other than the Bond Fund and the Money Market Fund) may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Bond Fund and the Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

   If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund s shareholders will indirectly bear the Fund s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund s own operations.

   The foregoing strategies, and those discussed in the Trust s Prospectus under the heading "Investment Objectives and Policies," may subject a Fund to the effects of interest rate fluctuations to a greater extent than would occur if such strategies were not used. While these strategies may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund, the Fund will be free to reduce or eliminate its activity in any of those areas without changing its fundamental investment policies. Certain provisions of the Internal Revenue Code, related regulations, and rulings of the Internal Revenue Service may also have the effect of reducing the extent to which the previously-cited techniques may be used by a Fund, either individually or in combination. Furthermore, there is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund s objectives.




   Illiquid Securities


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   While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ( restricted securities ) under the Securities Act of 1933, as amended (the 1933 Act ), but which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund s net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund s investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the Commission ), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with m a turities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

   Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and other meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted  securities  is  a  question  of fact for a board of trustees to determine,  such  determination  to  be  based  on  a  consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, the trustees may delegate this function to an investment adviser. The trustees of the Trust (the
     Trustees ) have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund s liquidity.

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   Portfolio Turnover
   As discussed in the Trust's prospectus, the Trust anticipates that investors in the Funds, as part of a market-timing or asset allocation investment strategy, will frequently exchange shares of the Funds for shares in other Funds pursuant to the exchange policy of the Trust as well as frequently redeem shares of the Funds (see "Exchanges" in the Trust's Prospectus). The nature of the Funds has caused the Funds to experience substantial portfolio turnover. Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced the Funds will continue to be substantial.

   "Portfolio Turnover Rate" is defined under the rules of the Securities and Exchange Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one year. All instruments held by a Fund during a specified period may have a remaining maturity of less than one year in which case the portfolio turnover rate for that period, under the definition, would be equal to zero. However, because of the nature of Funds as described above, the actual portfolio turnover of the Funds has been and it is anticipated that their actual portfolio turnover in the future will be unusually high.

   INVESTMENT RESTRICTIONS

   As described in the section of the Trust's Prospectus entitled "Investment Objectives and Policies," each of the Funds has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the Fund, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a Fund not specifically identified in this Statement of Additional Information or the Trust's Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require the elimination of any security from a Fund's portfolio.



                                                       13





   The following restrictions are applicable to the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Juno Fund:

   A Fund shall not:

         1. Lend any security or make any other loan if, as a result, more than 33 % of the value of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or
               (ii) by engaging in repurchase agreements with respect to portfolio securities, or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

         2.    Underwrite securities of any other issuer.

         3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

         4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, 9, 10, 11, 13, and 14, as applicable to the Fund.

         5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

   The following restrictions are applicable to the Nova Fund, the Ursa Fund, the OTC Fund, the Bond Fund, and the Juno Fund:

   A Fund shall not:



                                                       14






         6. Invest in commodities except that the Fund may purchase and s e l l futures contracts, including those relating to securities, currencies, indexes, and options on futures contracts or indexes and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

         7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

   The following restriction is applicable to the Ursa Fund, the OTC Fund, the Metals Fund, and the Money Market Fund:

   A Fund shall not:

         8. B o r row money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

   The following restriction is applicable to the Nova Fund, the OTC Fund, and the Metals Fund:

   A Fund shall not:

         9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

   The following restriction is applicable to the Nova Fund and the Bond Fund:

   A Fund shall not:



                                                       15





         10. Borrow money, except the Fund may borrow money (i) from a bank in an amount not in excess of 33 % of the total value of the Fund's assets (including the amount borrowed) less the Fund's liabilities (not including the Fund's borrowings), and (ii) for temporary purposes in an amount not in excess of 5% of the total value of the Fund's assets.

   The following restriction is applicable to the Ursa Fund and the Juno Fund:

   A Fund shall not:

         11. Make short sales of portfolio securities or maintain a short position unless at all times when a short position is open (i) the Fund maintains a segregated account with the Fund's custodian to cover the short position in accordance with the position of the Securities and Exchange Commission or (ii) the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.
   The following restrictions are applicable to the Metals Fund:

   The Metals Fund shall not:

         12. Purchase and sell commodities or commodities contracts, but this shall not prevent the Metals Fund from: (a) trading in futures contracts and options on futures contracts; or (b) investing in precious-metals and precious minerals.

         13.   Invest  25%  or  more  of the value of the Metals Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that the Metals Fund will invest 25% or more of the value of the Metals Fund's total assets in the securities in the metals-related and minerals-related industries. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

   The following restriction is applicable to the Bond Fund:

   The Bond Fund shall not:

         14. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Bond Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin.

   The following restrictions are applicable to the Money Market Fund:


                                                       16





   The Money Market Fund shall not:

         15. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

         16. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the M o ney Market Fund's portfolio securities will be made according to guidelines established by the Board of Trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

         17. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

         18.   Write or purchase put or call options.

         19. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger,
               c o nsolidation,   acquisition   of   assets,   or   plan   of
               reorganization.

         20. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

         21. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

   The following restriction is applicable to the Juno Fund:

        The Juno Fund shall not:

         22. B o r row money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. The Juno Fund shall not make purchases while borrowing in excess of 5% of the value of its total assets. For purposes of this limitation, Fund assets invested in

                                                       17





               reverse repurchase agreements are included in the amounts borrowed.

   Furthermore, the Trustees have adopted additional investment restrictions for each Fund. These restrictions are not fundamental investment policies, but rather are operating policies of each Fund, as indicated, and may be changed by the Trustees without Fund shareholder approval. With respect to each of the Funds, except as otherwise indicated, these additional investment restrictions adopted by the Trustees, to date, are as follows:

         1.    The Fund will not invest in warrants.

         2.    The Fund will not invest in real estate limited partnerships.

         3. The Fund will not invest in mineral leases; except that the Metals Fund may invest in mineral leases although the Metals Fund does not presently intend to invest in such leases.

   In addition, none of the Funds presently intends:

         1. To lend the Fund's assets. If, in the future, a Fund does lend its assets, the Fund will adhere to all limitations on the Fund's ability to lend its assets as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

         2. To enter into currency transactions; except that the Metals Fund may enter into currency transactions although the Metals F u n d does not presently intend to enter into such transactions.

         3. To purchase illiquid securities. If in the future, a Fund does purchase illiquid securities, the Fund will not invest more than 15% of its net assets in illiquid securities; except that the Money Market Fund will not invest more than 10% of its net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

         4. T o purchase and sell real property (including limited partnership interests), to purchase and sell securities that are secured by real estate or interests therein, to purchase mortgage-related securities, or to hold and sell real estate acquired for the Fund as a result of the ownership of securities.

   If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of the Fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

                                                       18





   PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder

   The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Funds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Funds and the other client accounts.

   The policy of each Fund regarding purchases and sales of securities for the Fund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   Purchases and sales of U.S. Government securities are normally transacted t h rough issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

   In seeking to implement a Fund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the

                                                       19





   Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale;
   statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

   The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the A d v i s or's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

   The Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund commenced operations on July 12, 1993, January 7, 1994, February 14, 1994, December 1, 1993, January 3, 1994, March 3, 1995, and December 3, 1993, respectively. For the period from inception to June 30, 1994, total brokerage commissions paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money Market Fund amounted to $150,696, $197,412, $23,577, $381,380,
   $6,324, and $0, respectively. For the period from July 1, 1994 (or inception, if later) to June 30, 1995, total brokerage commissions paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund amounted to $268,283, $494,223, $35,421, $550,858, $2,390, $14,999, and $0, respectively. For the period from July 1, 1995 to June 30, 1996, total brokerage commissions paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, The Juno Fund, and the Money Market Fund amounted to $293,000, $669,000, $673,000, $35,000, $11,000, $23,000, and $0, respectively.

   MANAGEMENT OF THE TRUST

   The Trustees are responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees and the officers of the Trust and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust.

   Trustees

                                                       20





   *Albert P. Viragh, Jr. (55)

         Chairman  of  the  Board  of  Trustees  and  President of the Trust;
         Chairman of the Board, President, and Treasurer of PADCO Advisors, Inc., investment adviser to the Trust, 1993 to present; Chairman of the Board, President, and Treasurer of PADCO Service Company, Inc., shareholder and transfer agent servicer to the Trust, 1993 to present; Chairman of the Board of Managers of the Rydex Advisor
         Variable Annuity Account (the Separate Account ), a separate account of Great American Reserve Insurance Company, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Financial Services, Inc., a registered broker-dealer firm, and the Rydex Institutional Money Market Fund s principal underwriter, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment adviser, 1985 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Corey A. Colehour (51)

         Trustee of the Trust; Manager of the Separate Account, 1996 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment adviser, 1985 to present. Address:
         6116 Executive Boulevard, Suite 400, Rockville, Maryland  20852.

   J. Kenneth Dalton (55)

         Trustee of the Trust; Manager of the Separate Account, 1996 to present; Mortgage Banking Consultant and Investor, The Dalton Group, April 1995 to present; President, CRAM Mortgage Group, Inc. 1966 to April 1995. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Roger Somers (52)

         Trustee of the Trust; Manager of the Separate Account, 1996 to present; President, Arrow Limousine, 1963 to present. Address:
         6116 Executive Boulevard, Suite 400, Rockville, Maryland  20852.

   Officers

   Timothy P. Hagan (54)

         Treasurer and Vice President of the Trust; Vice President of PADCO Advisors, Inc., investment adviser to the Trust, 1993 to present; Treasurer and Vice President of the Separate Account, 1996 to present; Vice President of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Employee of PADCO Service Company, Inc., shareholder and transfer agent servicer to the Trust, 1993 to present; President and Director of Rushmore


                                                       21





         Services, Inc., a registered transfer agent, 1981 to 1993.  Address:
         6116 Executive Boulevard, Suite 400, Rockville, Maryland  20852.




   Robert M. Steele (38)

         Secretary and Vice President of the Trust; Vice President of PADCO Advisors, Inc., investment adviser to the Trust, 1994 to present;
         Secretary and Vice President of the Separate Account, 1996 to present; Vice President of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Michael P. Byrum (26)

         Assistant Secretary of the Trust; Employee of PADCO Advisors, Inc., 1993 to present; portfolio manager of The Ursa Fund (since 1996), The Rydex Precious Metals Fund (since 1993), The Rydex U.S. G o v e rnment Money Market Fund (since 1993), and The Rydex Institutional Money Market Fund (since 1996), each a series of the Trust; Assistant Secretary of the Separate Account, 1996 to present; Employee of PADCO Advisors II, Inc., investment adviser to the S e parate Account; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993; Student, Miami University, of Oxford, Ohio (B.A., Business Administration,
         1992). Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.
   __________________________

   * This Trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

   Under an investment advisory agreement with the Advisor, dated May 14, 1993, and amended on November 2, 1993, and also amended on December 13, 1994, March 8, 1996, and September 25, 1996, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. The Trust currently is composed of nine separate series, the Nova Fund, the Ursa Fund, the Rydex OTC Fund, the Rydex Precious Metals Fund,
   the Rydex U.S. Government Bond Fund, the Juno Fund, the Rydex U.S. Government Money Market Fund, the Rydex High Yield Fund, and the Rydex Institutional Money Market Fund; other separate series may be added in the future. As of October 24, 1996, net Trust assets under management of the Advisor were approximately $1 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor the following fees at an annual


                                                       22





   rate based on the average daily net assets for each respective Fund, as set forth below:

         The Nova Fund                                         0.75%
         The Ursa Fund                                         0.90%
         The Rydex OTC Fund                                    0.75%
         The Rydex Precious Metals Fund                  0.75%
         The Rydex U.S. Government Bond Fund       0.50%
         The Juno Fund                                         0.90%
         The Rydex U.S. Government Money Market Fund     0.50%

   The Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund commenced operations on July 12, 1993, January 7, 1994, February 14, 1994, December 1, 1993, January 3, 1994, March 3, 1995, and December 3, 1993, respectively. For the period from inception to June 30, 1994, total management fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money Market Fund to the Advisor amounted to $158,834, $193,185, $14,901, $16,816, $4,888, and $163,459, respectively. For the period from July 1, 1994 (or inception, if later) to June 30, 1995, total management fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $411,286, $1,587,040, $361,659, $221,309, $7,704, $29,837, and $727,027,
   respectively. For the period from July 1, 1995 to June 30, 1996, total management fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $1,022,794, $1,607,706, $541,443, $406,902, $97,820,
   $174,866, and $891,864, respectively.

   The Advisor reimbursed the Bond Fund $0, $5,831, and $0 for the fiscal years ended June 30, 1994, 1995, and 1996, respectively.

   The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.


   General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and amended on March 8, 1996 and also amended on September 25, 1996.

                                                       23





   The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

   Under this service agreement, the Funds pay the Servicer the following fees at an annual rate based on the average daily net assets for each respective Fund, as set forth below:

         The Nova Fund                                         0.25%
         The Ursa Fund                                         0.25%
         The Rydex OTC Fund                                    0.20%
         The Rydex Precious Metals Fund                  0.20%
         The Rydex U.S. Government Bond Fund       0.20%
         The Juno Fund                                         0.25%
         The Rydex U.S. Government Money Market Fund     0.20%

   For the period from inception to June 30, 1994, total service fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money Market Fund to the Advisor amounted to $37,545, $53,647, $3,973, $4,641, $1,955, and $65,383, respectively. For the period from July 1, 1994 (or inception, if later) to June 30, 1995, total service fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $137,082, $440,721, $96,637, $59,001, $3,333, $8,232, and $290,811,
   respectively. For the period from July 1, 1995 to June 30, 1996, total service fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $327,476, $451,107, $123,358, $114,476, $37,793,
   $47,333, and $403,167, respectively.

   Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, distributes dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

   Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; t h e servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and

                                                       24





   other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; d u e s and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

   For the period from inception to June 30, 1994, the total expenses of Fund operations borne by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money Market Fund to the Advisor amounted to $376,156, $367,676, $44,250, $45,787, $30,901, and $384,373, respectively.
   For the period from July 1, 1994 (or inception, if later) to June 30, 1995, the total expenses of Fund operations borne by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $785,175, $2,441,508, $680,241, $405,626, $40,599, $51,932, and $1,290,628, respectively. For the period from July 1, 1995 to June 30, 1996, the total expenses of Fund operations borne by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $1,747,874, $2,469,816, $916,004, $704,167, $236,172,
   $320,232, and $1,758,657, respectively.


























                                                       25





   The aggregate compensation paid by the Trust to each of its trustees serving during the fiscal year ended June 30, 1996, is set forth in the table below:


                                              Pension or
                             Aggregate        Retirement
                            Compensation   Benefits Accrued  Estimated Annual
        Name of Person,       from the      as Part of the     Benefit upon
           Position           Trust**      Trust s Expenses     Retirement
          -----------        ----------      -------------      ----------
       Albert P. Viragh,         $0               $0                $0
             Jr.*
         Chairman and
           President
       Corey A. Colehour       $7,500             $0                $0
            Trustee
       J. Kenneth Dalton       $4,500             $0                $0
            Trustee
         Roger Somers          $7,500             $0                $0
            Trustee



   * Denotes an  interested person  of the Trust.
   ** Mr. David R. Petersen, who resigned as a Trustee, effective October 13, 1995, was paid $2,000 in aggregate compensation by the Trust during the fiscal year ended
        June 30, 1996.




















                                                      26





   PRINCIPAL HOLDERS OF SECURITIES

   As of October 17, 1996, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

   <CAPION>
   Fund          Name and Address      Number of Shares      % ownership
   ------        -----------------     ----------------     ------------

   Nova          National Financial       4,638,399.963         26.6%1/
   Fund          Services Corp.
                 P.O. Box 3908
                 New York, NY 10008

                 Schwab & Company         2,846,108.327         16.3%1/
                 101 Montgomery
                 Street
                 San Francisco, CA
                 94104

                 First Trust Corp.        1,085,284.837          6.2%1/
                 P.O. Box 173736
                 Denver, CO 80217

                 Record Owner for:

                   Portfolio Advisory     1,085,284.837          6.2% 2/
                   Services
                   725 South Figueroa
                   Suite 2328
                   Los Angeles, CA
                   90017


                 Donaldson Lufkin         1,077,196.868          6.2%1/
                 Jenrette
                 P.O. Box 2052
                 Jersey City, NJ
                 07303

                 First Trust Corp.          886,137.511          5.1%1/
                 P.O. Box 173736
                 Denver, CO 80217

                 Record Owner for:

                   Keystone Capital         886,137.511          5.1%2/
                   Management


                                                                     27






   <CAPION>
   Fund          Name and Address      Number of Shares      % ownership
   ------        -----------------     ----------------     ------------
                   The Hatten
                   Building
                   Suite 313
                   Gulfport, MS 39502

   Ursa          Schwab & Company         7,394,264.720         17.1%1/
   Fund          101 Montgomery
                 Street
                 San Francisco, CA
                 94104

                 National Financial       4,025,622.414          9.3%1/
                 Services Corp.
                 P.O. Box 3908
                 New York, NY 10008

                 Donaldson Lufkin         3,290,932.667          7.6%1/
                 Jenrette
                 P.O. Box 2052
                 Jersey City, NJ
                 07303

                 Schwab & Company         2,681,825.883          6.2%1/
                 101 Montgomery
                 Street
                 San Francisco, CA
                 94104

   OTC Fund      First Trust Corp.        1,742,714.527         25.3%1/
                 P.O. Box 173736
                 Denver, CO 80217

                 Record Owner for:

                   Keystone Capital       1,742,714.527         25.3%2/
                   Management
                   The Hatten
                   Building
                   Suite 313
                   Gulfport, MS 39502

                 Donaldson Lufkin           650,141.713          9.4%1/
                 Jenrette
                 P.O. Box 2052
                 Jersey City, NJ
                 07303


                                                                     28






   <CAPION>
   Fund          Name and Address      Number of Shares      % ownership
   ------        -----------------     ----------------     ------------

                 Stocktontrust              575,744.824          8.4%1/
                 Nominee Partnership
                 c/o Stockton Trust,
                 Inc.
                 3001 East Camelback
                 Phoenix, AZ 85016

                 First Trust Corp.          502,513.450          7.3%1/
                 P.O. Box 173736
                 Denver, CO 80217

                 Record Owner for:

                   Potomac Fund             502,513.450          7.3%2/
                   Management
                   19522 Clubhouse
                   Road
                   Gaithersburg, MD
                   20879

                 First Trust Corp.          483,725.149          7.0%1/
                 P.O. Box 173736
                 Denver, CO 80217

                 Record Owner for:

                   Trendline Research       483,725.149          7.0%2/
                   & Mgmt.
                   1100 Boulders
                   Parkway
                   Suite 702
                   Richmond, VA 23225

   Precious      First Trust Corp.          544,187.863         16.1%1/
   Metals        P.O. Box 173736
   Fund          Denver, CO 80217

                 Record Owner for:

                   Clark Capital            544,187.863         16.1%2/
                   1735 Market Street
                   Philadelphia, PA
                   19103




                                                                     29






   <CAPION>
   Fund          Name and Address      Number of Shares      % ownership
   ------        -----------------     ----------------     ------------
                 Donaldson Lufkin           226,588.181          6.7%1/
                 Jenrette
                 P.O. Box 2052
                 Jersey City, NJ
                 07303

   U.S.          Independent Trust          265,817.521         21.3%1/
   Govern-       Corporation
   ment          15255 S. 94th Avenue
   Bond          Suite 303
   Fund          Orland Park, IL
                 60462-3897

                 Record Owner for:

                   Brookstreet              265,817.521        21.3%2/
                   Securities
                   2361 Campus Drive
                   Suite 210
                   Irvine, CA 92715


                 National Financial         214,773.435        17.2%1/
                 Services Corp.
                 P.O. Box 3908
                 New York, NY  10008

                 Independent Trust          129,575.912        10.4%1/
                 Corporation
                 15255 S. 94th Avenue
                 Suite 303
                 Orland Park, IL
                 60462-3897

                 Record Owner for:

                   Brookstreet              129,575.912        10.4%2/
                   Securities
                   2361 Campus Drive
                   Suite 210
                   Irvine, CA 92715







                                                                     30




   <CAPION>
   Fund          Name and Address      Number of Shares      % ownership
   ------        -----------------     ----------------     ------------
                 Independent Trust           92,026.093         7.4%1/
                 Corporation
                 15255 S. 94th Avenue
                 Suite 303
                 Orland Park, IL
                 60462-3897

                 Record Owner for:

                   Trendstat Capital         92,026.093         7.4%2/
                     Management, Inc.
                   6991 East
                   Camelback
                   Suite D210
                   Scottsdale, AZ
                   85251

   Juno          National Financial                    168,993.240               11.7%1/
   Fund          Services Corp.
                 P.O. Box 3908
                 New York, NY  10008

                 Donaldson Lufkin                      135,642.359                9.4%1/
                 Jenrette
                 P.O. Box 2052
                 Jersey City, NJ
                 07303



   1/   Record owner only.
   2/   Beneficial owner only.

   As of the date of this Statement of Additional Information, the Trustees and the officers of the Trust, as a group, owned, of record and beneficially, less than 1.0% of the outstanding shares of each Fund.













                                                      31




   DETERMINATION OF NET ASSET VALUE

   The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Money Market Fund. The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

   The Money Market Fund's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 under the 1940 Act (the
   "Rule"), and is conditioned on the Money Market Fund's compliance with various conditions including: (a) the Board is obligated, as a particular responsibility within the overall duty of care owed to the Money Market Fund's shareholders, to establish written procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share;
   (b) the procedures should provide for (i) the calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) the periodic review by the Trustees of the amount of deviation as well as methods used to calculate the amount of deviation; and (iii) the maintenance of written records of the procedures, the Trustees considerations made pursuant to the procedures and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as the Trustees deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, or, as provided by the Trust's Declaration of Trust, reducing the number of the outstanding shares of the Money Market
   Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders.


                                                       32



   Any reduction of the outstanding shares of the Money Market Fund will be effected by having each shareholder proportionately contribute to the Money Market Fund's capital the shares necessary to eliminate or reduce the material dilution or other unfair results to investors or existing shareholders. Each Money Market Fund shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Money Market Fund.

   The Rule further requires that the Money Market Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the Money Market Fund's objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than thirteen months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Money Market Fund would be required to invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

   Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Money Market Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or, in the case of an instrument called for redemption, the date on which the redemption payment must be made.

   A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

   An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b) either (i) is rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NSRO has issued a short-term rating with respect to the security, then by that NSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Trustees to be of comparable quality to any such rated security.

   As permitted by the Rule, the Trustees have delegated to the Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities


                                                       33



   present minimal credit risks and which unrated securities are comparable in quality to rated securities.

   If the Trustees determine that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

   The Money Market Fund will manage its portfolio in an effort to maintain a constant $1.00 per share price, but the Money Market Fund cannot assure that the value of the shares of the Money Market Fund will never deviate from this price. Since dividends from net investment income (and net short-term capital gains, if any) are declared and accrued on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Money Market Fund's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Money Market Fund's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then-accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then-accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Money Market Fund may reduce or eliminate the payment of daily dividends for a period of time in an effort to restore the Money Market Fund's $1.00 per share net asset value. A decline  in  prices  of  securities  could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Money Market Fund may reduce or eliminate the payment of dividends, and utilize a net asset value per share as determined by using available market quotations, or reduce the number of Money Market Fund shares outstanding.

   PERFORMANCE INFORMATION

   From time to time, each of the Funds (other than the Money Market Fund) may i n c lude the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

   Performance information for each of the Funds contained in reports to s h areholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indexes. Performance information for the Nova Fund, the Ursa Fund, and the


                                                       34



   Metals  Fund  may  be compared to various unmanaged indexes, including, but not limited to, the S&P500 Index or the Dow Jones Industrial Average. Performance information for the Metals Fund also may be compared to its current benchmark, the XAU Index. Performance information for the OTC Fund may be compared to various unmanaged indexes, including, but not limited to, its current benchmark, the NASDAQ 100 IndexTM, and the NASDAQ Composite IndexTM. The NASDAQ Composite IndexTM comparison may be provided to show how the OTC Fund's total return compares to the record of a broad average of over-the-counter stock prices over the same period. The OTC Fund has the ability to invest in securities not included in the NASDAQ 100 IndexTM or the NASDAQ Composite IndexTM, and the OTC Fund's investment portfolio may or may not be similar in composition to NASDAQ 100 IndexTM or the NASDAQ Composite IndexTM. The NASDAQ Composite IndexTM is based on the prices of an unmanaged group of stocks and, unlike the OTC Fund's returns, the returns of the NASDAQ Composite IndexTM, and such other unmanaged indexes, may assume the reinvestment of dividends, but generally do not reflect payments of brokerage commissions or deductions for operating costs and other expenses of investing. Performance information for the Bond Fund and the Juno Fund may be compared to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index.

   Such unmanaged indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as L i p p e r Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Accordingly, the Lipper ranking and comparison, which may be used by the Trust in performance reports, will be drawn from the "Capital Appreciation Funds" grouping for each of the Nova Fund and the Ursa Fund, from the "Small Company Growth Funds" grouping for the OTC Fund, from the "Precious Metals Funds" grouping for the Metals Fund, and from the "Bond Funds" grouping for the Bond Fund and the Juno Fund. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in all mutual funds are always changing, a Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

   CALCULATION OF RETURN QUOTATIONS

   For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC Rules"), Funds advertising performance must include total return quotes calculated according to the following formula:



                                                       35



                                 P(1+T)n=ERV

      Where:    P =  a hypothetical initial payment of $1,000;

                T =  average annual total return;

                n =  number of years (1, 5, or 10); and

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).












































                                                       36



   Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Trust. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

   From time to time, each Fund, other than the Money Market Fund, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the total return of a Fund with data published by Lipper Analytical Services, Inc., or with the performance of the S&P500 Index or the Dow Jones Industrial Average for each of the Nova Fund and the Ursa Fund, the NASDAQ 100 IndexTM for the OTC Fund, the XAU Index for the Metals Fund, and the Lehman Government (LT) Index for the Bond Fund and the Juno Fund, each respective Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

   For the one year period ended June 30, 1996, and for the period from inception of the Funds (see "Portfolio Transactions and Brokerage") to June 30, 1996, the average annual compounded rate of return of the respective Funds (other than the Money Market Fund), assuming the reinvestment of all dividends and distributions, was as follows:

                                               One          From
      The Nova Fund                            Year     Inception
      The Ursa Fund                           32.77%       71.89%
      The Rydex OTC Fund                     -14.11%       -22.21%
      The Rydex Precious Metals Fund          26.44%       65.03%
      The Rydex U.S. Government Bond Fund     3.67%        -8.72%
      The Juno Fund                           -1.48%       -1.75%
                                              4.30%        -5.30%

   INFORMATION ON COMPUTATION OF YIELD

   The Bond Fund. In addition to the total return quotations discussed above, the Bond Fund also may advertise the Bond Fund's yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Bond Fund earned during


                                                       37



   the period by the maximum offering price per Bond Fund share on the last day of the period, according to the following formula:

                       YIELD =  2[(  a-b  +1)6-1]
                                     cd

     Where:    a = dividends and interest earned during the period;

               b  =expenses   accrued   for   the   period   (net   of
                   reimbursements);

               c = the  average  daily  number  of  shares  outstanding
                   during the period that were entitled to receive dividends; and

               d = the maximum offering price per share on the last day
                   of the period.







































                                                       38





   Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Bond Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Bond Fund's portfolio. Undeclared earned i n c ome, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

   The Bond Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

   Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than t h e i nformation prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.

   The Bond Fund's yield as of September 30, 1996, based on a thirty-day base period, was approximately 5.51%.

   The Money Market Fund. The Money Market Fund's annualized current yield, a s may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

   The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-

                                                       39





   day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

   The Money Market Fund's annualized effective yield and annualized current yield, for the seven-day period ended September 30, 1996, were 4.45% and 4.36%, respectively.

   The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

   Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield fluctuates.

   DIVIDENDS, DISTRIBUTIONS, AND TAXES

   Dividends and Distributions. Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." All such distributions of a Fund normally automatically will be reinvested without charge in additional shares of the same Fund.

   As discussed in the Trust's Prospectus, the Money Market Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Money Market Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market Fund.

   The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the

                                                       40





   Trustees may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (i.e., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

   With respect to the investment by the Bond Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Bond Fund each year, even though the Bond Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Bond Fund which must be distributed to shareholders of the Bond Fund in order to maintain the qualification of the Bond Fund as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), as described immediately below under "Regulated Investment Company Status," and to avoid Federal income tax at the level of the Bond Fund. Shareholders of the Bond Fund will be subject to income tax on such original issue discount, whether or not such shareholders elect to receive their distributions in cash.

   Regulated Investment Company Status. As a RIC, a Fund would not be subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

   Shareholders of the Money Market Fund will be subject to Federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to a shareholder of the Money Market Fund as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares of the Money Market Fund or in cash. Since the Money Market Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the Federal dividends received deduction available to corporations.

   Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized long- and short-term capital gains, if any, are

                                                       41





   distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, each Fund generally must distribute at least 98% of its income, including its net long-term capital gains. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test. The Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% Test.

   In addition, under the Code, a Fund will not qualify as a RIC for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). These requirements may also restrict the extent of a Fund's activities in option and other portfolio transactions. Specifically, the 30% Test will limit the extent to which a Fund may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; and (iii) effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. Finally, as discussed below, this 30% Test requirement also may limit investments by a Fund in futures contracts and options on stock indexes, securities, and futures contracts.

   Each of the Funds, other than the Money Market Fund, expects to have greater difficulty than other mutual funds in satisfying the 30% Test because of frequent redemptions and exchanges of shares that are expected to occur as investors in the Fund seek to take advantage of anticipated changes in market conditions as a part of their market-timing investment strategies. To minimize the risk that it will not satisfy the 30% Test because of such frequent redemptions and exchanges of shares, each Fund will seek to meet that Fund's obligations in connection with redemptions and exchanges without the realization of gains on the sales of stock or securities, options, futures or forward contracts, options on futures contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies). In this regard, the Fund will seek (consistent with the Fund's investment strategies) to use available cash, proceeds of borrowing facilities, proceeds of the sale of stock or securities, options, futures or forward contracts, options on futures contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies) that have been held for three months or more, and the proceeds of the sale of such assets that produce either no gain or the smallest amount of such gain.

   Section 851(h)(3) of the Code provides a special rule for series mutual funds with respect to the 30% Test. Pursuant to Section 851(h)(3), a RIC that is part of a series fund will not fail the 30% Test as a result of sales made within five days of "abnormal redemptions" if: (i) the sum of the percentages for abnormal redemptions exceeds 30%; and (ii) the RIC of

                                                       42





   which such fund is a part would meet the 30% Test if all the funds of the investment company were treated as a single corporation. Abnormal redemptions are defined as redemptions which occur on any day when net redemptions exceed one percent of net asset value. If abnormal redemptions require a Fund to sell securities with a holding period of less than three months, the Fund intends to make those sales within five days of such redemptions so as to qualify for the exclusion afforded by Section 851(h)(3) of the Code if it is possible to do so. Despite each Fund's objective to satisfy the requirements of Section 851 of the Code, there can be no assurance that a Fund's efforts to achieve that objective will be successful.

   If a Fund does not satisfy the 30% Test for the Fund's first taxable year, or for any subsequent taxable year, the Fund will not qualify as a RIC for that year. If a Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return to an investor from an investment in the Fund.

   In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

   If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service (the "IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

   If a Fund determines that the Fund will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

   When a Fund, other than the Money Market Fund, is required to sell securities to meet significant redemptions or exchanges, the Fund may enter

                                                       43





   into futures contracts as a hedge against price changes in the securities to be sold. Gains realized by the Fund upon closing out the Fund's position in these contracts are subject to the 30% Test. Ordinarily, these gains could not be offset by declines in the value of the hedged securities for purposes of the 30% Test. Section 851(g)(1) of the Code, however, provides that, in the case of a "designated hedge," for purposes of the 30% Test, increases and decreases in value (during the period of the hedge) of positions which are part of the hedge are to be netted. Section 851(g)(2) of the Code provides that a "designated hedge" exists when: (i) the taxpayer's risk of loss with respect to any position in property is reduced by reason of a contractual obligation to sell substantially identical property; and (ii) the taxpayer clearly identifies the positions which are part of the hedge in the manner prescribed in the IRS regulations.

   IRS regulations have not yet been issued specifying how this identification requirement can be satisfied. The legislative history with respect to
   Section   851(g)  states  that,  prior  to  issuance  of  regulations,  the identification requirement is satisfied either by: (i) placing the positions that are part of the hedge in a separate account that is maintained by a broker, futures commission merchant ("FCM"), custodian, or similar person, and that is designated as a hedging account, provided that such person maintaining such account makes notations identifying the hedged and hedging positions and the date on which the hedge is established; or
   (ii) the designation by such a broker, FCM, custodian, or similar person of such positions as a hedge for purposes of these provisions, provided that the RIC is provided with a written confirmation stating the date that the hedge is established and identifying the hedged and hedging positions.

   When a Fund, other than the Money Market Fund, enters into futures contracts to hedge against price changes of securities to be sold, the Fund may identify such securities and contracts as a hedge so as to qualify under Section 851(g)(1) of the Code. There can be no assurances, however, that a Fund (or the Fund's agents) will be able to comply with the i d e n tification requirements that may be contained in future IRS regulations. Moreover, the netting rule of Section 851(g)(1) is available only if the securities to be sold and the property subject to the futures contracts constitute "substantially identical" property. Each of the Funds, other than the Money Market Fund, generally intends to sell pro rata the securities being hedged, but it is unclear whether the securities and the futures contracts would constitute "substantially identical" property.

   Special Considerations Applicable to The Rydex Precious Metals Fund. In general, with respect to the Metals Fund, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Metals Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward c o ntracts will be valued for purposes of the RIC diversification requirements applicable to the Metals Fund.


                                                       44





   Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code
   Section 988. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, Code Section 988 gains or losses will increase or decrease the amount of the Metals Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing
   o r decreasing the amount of the Metals Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Metals Fund would not be able to make any ordinary dividend distributions.

   The Metals Fund may incur a liability for dividend withholding tax as a result of the Metals Fund's investment in stock or securities of foreign corporations. If, at any year end, more than 50% of the assets of the Metals Fund are comprised of stock or securities of foreign corporations, the Metals Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by the Metals Fund. The Metals Fund will make such an election only if the Metals Fund deems this to be in the best interests of its shareholders. If the Metals Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in the Metals Fund.

   Transactions By the Funds. If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term or long-term capital gain to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term or long-term capital gain or loss depending on the Fund's holding period for the underlying security or underlying futures contract. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

   With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

   A Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a

                                                       45





   majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

   Each of the Nova Fund, the Ursa Fund, the OTC Fund, and the Metals Fund in its operations also will utilize options on stock indexes. Options on "broad based" stock indexes are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

   The trading strategies of each of the Nova Fund, the Ursa Fund, the OTC Fund, and the Metals Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these four Funds will also have available to the Fund a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

   A Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

   Back-Up Withholding. Each Fund is required to withhold and remit to the U.S. Treasury 31% of (i) reportable taxable dividends and distributions and
   (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Trust with a correct taxpayer identification number, who fails to report fully dividend or interest income, or who fails to certify to the Trust that the shareholder has provided a correct taxpayer identification number and that the shareholder is not subject to withholding. (An individual's taxpayer identification number is the individual's social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

   Other  Issues.   Each Fund may be subject to tax or taxes in certain states
   where  the  Fund  does  business.   Furthermore, in those states which have


                                                       46





   income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from Federal tax treatment.

   Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to Federal, state, or local taxes.

   AUDITORS AND CUSTODIAN

   Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors and the independent certified public accountants of the Trust and each of the Funds. Star Bank, N.A., 425 Walnut Street, Cincinnati,
   Ohio    45202,  acts  as  the  Custodian bank for the Trust and each of the
   Funds.

   FINANCIAL STATEMENTS

   The Financial Statements (audited) of the Trust for the fiscal year ended June 30, 1996, are incorporated by reference from the Trust's 1996 Annual Report to Shareholders. Copies of the Trust's Annual Report may be obtained without charge by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.




























                                                       47





                                                   RULE 497(c)
                                                   File No. 33-59692


                                RYDEX SERIES TRUST
                      RYDEX INSTITUTIONAL MONEY MARKET FUND


         6116 Executive Boulevard, Suite 400, Rockville, Maryland  20852
                         (800) 820-0888   (301) 468-8520


                       STATEMENT OF ADDITIONAL INFORMATION


   The Rydex Institutional Money Market Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust"). The investment objectives of the Fund are security of principal, high current income, and liquidity consistent with preservation of capital. In attempting to achieve its objectives, the Fund will invest primarily in money market instruments which are issued or guaranteed, as to p r i ncipal and interest, by the U.S. Government, its agencies or instrumentalities, as well as in repurchase agreements secured by such securities and in bank money market instruments and commercial paper. The Fund is part of the Rydex Group of Funds, which is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy.

   The securities of the Fund are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. The Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

   This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated November 1, 1996. A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund.

   The date of this Statement of Additional Information is November 1, 1996.
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                               Page


   THE RYDEX FUNDS                                             3


   PAGE

   INVESTMENT POLICIES AND TECHNIQUES                          3

   INVESTMENT RESTRICTIONS                                     4

   PORTFOLIO TRANSACTIONS                                      5

   MANAGEMENT OF THE TRUST                                     6

   DISTRIBUTION PLAN                                           9

   PRINCIPAL HOLDERS OF SECURITIES                             10

   DETERMINATION OF NET ASSET VALUE                            11

   INFORMATION ON COMPUTATION OF YIELD                         13

   DIVIDENDS, DISTRIBUTIONS, AND TAXES                         13

   AUDITORS AND CUSTODIAN                                      14

   FINANCIAL STATEMENTS                                        14
































                                                        2





   THE RYDEX FUNDS

   The Trust is an open-end management investment company, and currently is composed of nine separate series, including The Rydex Institutional Money Market Fund, The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, and, beginning on or about December 1, 1996 (subject to obtaining all necessary regulatory approvals), The Rydex High Yield Fund (collectively, the "Rydex Funds"); other separate Rydex Funds may be added in the future. Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the Rydex Institutional Money Market Fund, certain minimum investment levels are maintained. C o p ies of the separate Prospectuses and Statements of Additional Information for the Rydex Funds other than the Rydex Institutional Money Market Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at (800) 820-0888 or (301) 468-8520.

   INVESTMENT POLICIES AND TECHNIQUES

   General
   Reference  is  made  to  the  sections  entitled "Investment Objectives and
   Policies" in the Fund's Prospectus for a discussion of the investment objectives and policies of the Fund. In addition, set forth below is further information relating to the Fund. Portfolio management is provided to the Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor").

   The investment strategies of the Fund discussed below, and as discussed in the Fund's Prospectus, may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate the Fund's activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

   U.S. Government Securities
   The Fund invests primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Some
   o b l igations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the Federal agency, while other obligations issued by or guaranteed by Federal agencies, such

                                                        3





   as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored Federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Fund will invest in U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

   Repurchase Agreements
   As discussed in the Fund's Prospectus, the Fund may enter into repurchase a g reements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, w e l l -capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets. The Fund's investments in repurchase agreements may, at times, be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

   When-Issued and Delayed Delivery Securities

   As discussed in the Fund's Prospectus, the Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund s purchase commitments for such when-issued or delayed delivery securities. The Fund does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed delivery basis.

   The foregoing strategies, and those discussed in the Fund's Prospectus under the heading "Investment Objectives and Policies," may subject the

                                                        4





   Fund to the effects of interest rate fluctuations to a greater extent than would occur if such strategies were not used. While these strategies may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund, the Fund will be free to reduce or eliminate its activity in any of those areas without changing its fundamental investment policies. Certain provisions of the Internal Revenue Code, related regulations, and rulings of the Internal Revenue
   Service may also have the effect of reducing the extent to which the previously-cited techniques may be used by the Fund, either individually or in combination. Furthermore, there is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund s objectives.

   Illiquid Securities
   While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ( restricted securities ) under the
   Securities Act of 1933, as amended (the 1933 Act ), but which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of the Fund s net assets in illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund s investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the Commission ), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

   Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and other meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the

                                                        5





   readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, the trustees may delegate this function to an investment adviser. The trustees of the Trust (the
     Trustees  )  have  delegated  this  responsibility  for  determining  the liquidity  of  Rule  144A restricted securities which may be invested in by the Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund s liquidity.

   INVESTMENT RESTRICTIONS

   As described in the section of the Fund's Prospectus entitled "Investment O b jectives and Policies," the Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of the Fund not specifically identified in this Statement of Additional Information or the Fund's Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require the elimination of any security from the Fund's portfolio.

   These restrictions provide that the Fund may not:

   1. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets from a bank or (ii) in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

   2. Mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing.


                                                        6





   3. Issue senior securities, except as permitted by its investment objectives and policies.

   4.    Write or purchase put or call options.

   5.    Underwrite the securities of another issuer.

   6. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

   7. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

   8. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

   9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or plan of reorganization.

   10. Lend its portfolio securities in excess of 15% of its total assets. Any loans of portfolio securities will be made according to guidelines established by the trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

   The Fund has no present intention to borrow money or pledge assets in excess of 5% of the value of its net assets. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

   PORTFOLIO TRANSACTIONS

   Subject to the general supervision by the Trustees, and in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, the Advisor is responsible for decisions to buy and sell securities for each of the Rydex Funds (including the Fund) and the selection of brokers and dealers to effect the transactions. In seeking to implement the Fund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions.

   The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Rydex Funds

                                                        7





   and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Rydex Funds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Rydex Funds and the other client accounts.

   Purchases and sales of U.S. Government Securities are normally transacted through issuers, underwriters, or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

   Portfolio turnover rate is defined as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, it is anticipated that the Fund's policy of investing in government securities with remaining maturities of less than one year will not result in a quantifiable portfolio turnover rate. However, because of the short-term nature of the Fund's portfolio securities, it is anticipated that the number of purchases and sales or maturities of such securities will be substantial. Nevertheless, as brokerage commissions are not normally charged on purchases and sales of such securities, the large number of these transactions does not have an adverse effect upon the net yield and net asset value of the shares of the Fund.

   The Fund commenced operations on July 11, 1996. For the period from inception to September 30, 1996, total brokerage commissions paid by the Fund amounted to $0.




   MANAGEMENT OF THE TRUST

   The Trustees are responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees and the officers of the Trust and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust.

   Trustees

   *Albert P. Viragh, Jr. (55)


                                                        8





         Chairman  of  the  Board  of  Trustees  and  President  of the Trust;
         Chairman of the Board, President, and Treasurer of PADCO Advisors, Inc., investment adviser to the Trust, 1993 to present; Chairman of the Board, President, and Treasurer of PADCO Service Company, Inc., shareholder and transfer agent servicer to the Trust, 1993 to present; Chairman of the Board of Managers of the Rydex Advisor Variable Annuity Account (the Separate Account ), a separate account of Great American Reserve Insurance Company, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Financial Services, Inc., a registered broker-dealer firm, and the Rydex Institutional Money Market Fund s principal underwriter, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment adviser, 1985 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Corey A. Colehour (51)

         Trustee of the Trust; Manager of the Separate Account, 1996 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment adviser, 1985 to present. Address:
         6116 Executive Boulevard, Suite 400, Rockville, Maryland  20852.

   J. Kenneth Dalton (55)

         Trustee of the Trust; Manager of the Separate Account, 1996 to present; Mortgage Banking Consultant and Investor, The Dalton Group, April 1995 to present; President, CRAM Mortgage Group, Inc. 1966 to April 1995. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Roger Somers (52)

         Trustee of the Trust; Manager of the Separate Account, 1996 to present; President, Arrow Limousine, 1963 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Officers

   Timothy P. Hagan (54)

         Treasurer and Vice President of the Trust; Vice President of PADCO Advisors, Inc., investment adviser to the Trust, 1993 to present; Treasurer and Vice President of the Separate Account, 1996 to present; Vice President of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Employee of PADCO Service Company, Inc., shareholder and transfer agent servicer to the Trust, 1993 to present; President and Director of Rushmore Services, Inc., a registered transfer agent, 1981 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.


                                                        9





   Robert M. Steele (38)

         Secretary and Vice President of the Trust; Vice President of PADCO Advisors, Inc., investment adviser to the Trust, 1994 to present;
         Secretary and Vice President of the Separate Account, 1996 to present; Vice President of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Michael P. Byrum (26)

         Assistant Secretary of the Trust; Employee of PADCO Advisors, Inc., 1993 to present; portfolio manager of The Ursa Fund (since 1996), The Rydex Precious Metals Fund (since 1993), The Rydex U.S. G o v e rnment Money Market Fund (since 1993), and The Rydex Institutional Money Market Fund (since 1996), each a series of the Trust; Assistant Secretary of the Separate Account, 1996 to present; Employee of PADCO Advisors II, Inc., investment adviser to the S e parate Account; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993; Student, Miami University, of Oxford, Ohio (B.A., Business Administration,
         1992). Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.
   _________________________

   * This Trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

   The Advisor, which has its office at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, provides the Fund with investment advisory services. The Advisor was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

   Under an investment advisory agreement with the Advisor, dated May 14, 1993, and amended on November 2, 1993, December 13, 1994, March 8, 1996, and September 25, 1996, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. The Trust currently is composed of nine separate series, the Nova Fund, the Ursa Fund, the Rydex OTC Fund, the Rydex Precious Metals Fund, the Rydex U.S. Government Bond Fund, the Juno Fund, The Rydex High Yield Fund, the Rydex U.S. Government Money Market Fund, and the Rydex Institutional Money Market Fund; other separate series may be added in the future. As of October 24, 1996, net Trust assets under management of the Advisor were approximately $1 billion, and as of October 24, 1996, net Fund assets under management of the Advisor were approximately $53.6 million. Pursuant to the advisory

                                                       10





   agreement, the Fund pays the Advisor a fee at an annual rate based on 0.55% of the net assets of the Fund. The Fund commenced operations on July 11, 1996. For the period from July 11, 1996 to September 30, 1996, total management fees paid by the Fund to the Advisor amounted to $47,002. The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the Fund's investment objectives, policies, and limitations, subject to the general supervision and control of the officers of the Trust and the Trustees. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

   General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995 and as amended on March 8, 1996 and also amended on September 25, 1996. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

   Under the service agreement with the Servicer, the Fund pays the Servicer an annual fee based on 0.20% of the net assets of the Fund. For the period from July 11, 1996 to September 30, 1996, total service fees paid by the Fund to the Servicer amounted to $17,100. Under the service agreement, the Servicer provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, distributes dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and its shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

   The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; t h e servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy

                                                       11





   statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the nine Rydex Funds, including the Fund, pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor. For the period from July 11, 1996 to September 30, 1996, the total expenses of Fund operations borne by the Fund, other than those expenses assumed or reimbursed by the Advisor or the Servicer, amounted to $98,553.

   The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended June 30, 1996, is set forth in the table below:

                                             Pension or
                                             Retirement
                             Aggregate        Benefits         Estimated
                           Compensation   Accrued as Part   Annual Benefit
        Name of Person,      from the      of the Trust s        upon
            Position          Trust**         Expenses        Retirement
           ----------       ----------     -------------      ----------

       Albert P. Viragh,        $0               $0               $0
              Jr.*
          Chairman and
           President
       Corey A. Colehour      $7,500             $0               $0
            Trustee
       J. Kenneth Dalton      $4,500             $0               $0
            Trustee
          Roger Somers        $7,500             $0               $0
            Trustee
   ___________________________

   *    Denotes an "interested person" of the Trust.
   ** Mr. David R. Petersen, who resigned as a Trustee, effective October 13, 1995, was paid $2,000 in aggregate compensation by the Trust during the fiscal year ended
        June 30, 1996.


   As of the date of this Statement of Additional Information, no person, other than the Advisor, was a record owner or, to the


                                                      12





   knowledge of the Trust, beneficial owner of 5% or more of the shares of the Fund.

   DISTRIBUTION PLAN

   Pursuant to the Trust's plan of distribution for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), the Fund will pay PADCO Financial Services, Inc. (the "Distributor"), monthly at a rate not to exceed 0.25% of the average daily net assets of the Fund during that month for expenses actually incurred in the distribution and promotion of the Fund's shares, and the Distributor, in turn, on a quarterly basis will pay certain securities dealers or brokers, administrators, investment advisers, institutions, including bank trust departments, and other persons ("Recipients") amounts based on the average daily net asset value of shares of the Fund owned by that Recipient or its customers during that quarter. No such payments, however, will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient or its customers at the end of such quarter, taken without regard to the minimum holding period, does not exceed a minimum amount. The minimum holding period and minimum level of holdings, if any, will be determined from time to time by a majority of the Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to the Distribution Plan (the "Rule 12b-1 Trustees"). The services to be provided by the Recipients may i n c l ude, but are not limited to, distributing sales literature, answering routine customer inquiries regarding the Trust and the Fund, assisting in establishing and maintaining shareholder accounts and processing purchase and redemption t r a nsactions, making the Trust's investment plans and shareholder services options available and providing such other information and services as the Distributor or the Trust may reasonably request from time to time.

   Pursuant to the Distribution Plan, the Distributor, in addition to being reimbursed by the Fund for any payments to Recipients, also will be entitled to reimbursement monthly (up to the maximum of 0.25% per annum of the average net assets of the Fund) for the Distributor's other expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of certain reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including any distribution or service fees paid to Recipients who have executed a distribution or service agreement with the Distributor. The maximum amount which may be paid to these Recipients by the Distributor (which will be

                                                      13





   determined according to the services provided in assisting investors with their accounts and/or shares sold) is 0.25% (on an annual basis) of the Fund's average net assets owned by those Recipients or by clients of those Recipients.

   For the period from July 11, 1996 to September 30, 1996, and pursuant to the Distribution Plan, the total reimbursement payments  paid  or  payable  by  the  Fund  to the Distributor amounted to $21,627, which constituted 0.25 of 1% of the Fund's average daily net assets during this period. Of these payments by the Fund to the Distributor under the Distribution Plan, $16,740 was paid as compensation by the Distributor to Recipients pursuant to agreements related to the Distribution P l an, and $4,887 was spent on the printing of sales literature, travel entertainment, due diligence, and other promotional expenses; none of these payments was spent on advertising and marketing, the printing and mailing of prospectuses for persons other than current shareholders of the Fund, or as compensation to wholesalers of the Distributor in respect of sales of shares of the Fund. In addition, for the period from July 11, 1996 to September 30, 1996, the Advisor, pursuant to agreements related to the Distribution Plan, also made payments from its own resources to Recipients aggregating $11,066. In the event that the Distributor is not fully reimbursed for payments or expenses incurred by the D i stributor, these unreimbursed expenses under the Distribution Plan will not be carried forward beyond twelve months from the date these expenses were incurred. For the period from July 11, 1996 to September 30, 1996, an aggregate of $3,089 of distribution expenses, or 0.04% of the average daily net assets of the Fund's shares (annualized), was not reimbursed or recovered by the Distributor through the receipt of reimbursement payments under the Distribution Plan.

   The Distributor is required to report in writing to the Trustees of the Trust at least quarterly on the monies reimbursed to the Distributor under the Distribution Plan, as well as to furnish the Trustees with such other information as may reasonably be requested in connection with the payments made under the Distribution Plan in order to enable the Trustees to make an informed determination as to whether the Distribution Plan should be continued.

   The Trustees of the Trust have determined that a consistent cash flow resulting from the sale of new shares of the Fund is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities of the Fund. The Trustees, therefore, felt that it will likely benefit the Fund to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares. The Trustees, including the Rule 12b-1

                                                      14





   Trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

   The Distribution Plan has been approved by the Trustees of the Trust, including all of the Rule 12b-1 Trustees, and by the Fund's initial shareholder. The Distribution Plan must be renewed annually by the Trustees of the Trust, including by a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. The Distribution Plan and any distribution or service agreement may be terminated at any time, without any penalty, by the Trustees or by a vote of a majority of the Fund's outstanding shares on sixty (60) days' written notice. The Distributor or any Recipient also may terminate their respective distribution or service agreement at any time upon written notice.

   T h e Distribution Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Fund's outstanding shares, and all material amendments to the Distribution Plan or any distribution or service agreement shall be approved by the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

   PRINCIPAL HOLDERS OF SECURITIES

   As of October 17, 1996, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the
   Fund:

          Name and Address            Number of Shares    % Ownership
          -----------------          ----------------     -----------

          Centurion Trust Co.           12,504,710.830       36.1%1/
                2525 East Camelback Road
          Suite 640
          Phoenix, AZ 85016

          Trust Company of America       8,268,087.240       23.8%1/
                7103 S. Revere Parkway
          Denver, CO  80217

          Record Owner for:



                                                                     15





          Name and Address            Number of Shares    % Ownership
          -----------------          ----------------     -----------
              Satell Investment          8,268,087.240        23.8%2/
                Management
              8015 Broadway
              Suite 101
              San Antonio, TX 78209

          Independent Trust              4,253,999.820        12.3%1/
          Corporation
          15255 S. 94th Avenue
          Suite 303
          Orland Park, IL 60462-3897

          Record Owner for:

              Portfolio Strategies       4,253,999.820        12.3%2/
              1102 Broadway Plaza
              Suite 302
              Tacoma, WA 98402

          National Financial             2,455,310.000         7.1%1/
          Services Corp.
          P.O. Box 3908
          New York, NY  10008

          First Trust Corp.              2,059,117.620         5.9%1/
          P.O. Box 173736
          Denver, CO  80217

          Record Owner for:

            Zweig/Avatar                 2,059,117.620         5.9%2/
             900 Third Avenue
            New York, New York 10022

          Independent Trust             1,794,309.660            5.2%1/
           Corporation
          15255 S. 94th Avenue
          Suite 303
          Orland Park, IL 60462-3897

          Record Owner for:

              Brookstreet Securities     1,794,309.660         5.2%2/
               2361 Campus Drive
              Suite 210
              Irvine, CA 92715




                                                                     16




   1/   Record owner only.
   2/   Beneficial owner only.

   As of the date of this Statement of Additional Information, the Trustees and the officers of the Trust, as a group, owned, of record and beneficially, less than 1.0% of the outstanding shares of the Fund.

   DETERMINATION OF NET ASSET VALUE

   The net asset value of the Fund's shares is determined each day on which both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of New York (the "New York Fed") are open for business at 1:00 P.M., Eastern Time. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997:
   (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of the Fund are traded in other markets on days when the NYSE or the New York Fed is closed, the Fund's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedule to be observed in the future, the NYSE and the New York Fed each may modify its holiday schedule at any time. The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares.

   The Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Fund. The Fund will utilize the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

   The Fund's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"), and is conditioned on the Fund's compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish written p r ocedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures should provide for (i) the calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon

                                                       17




   available market quotations with respect to such portfolio securities; (ii) the periodic review by the Trustees of the amount of deviation as well as methods used to calculate the amount of deviation; and (iii) the m a i n tenance of written records of the procedures, the Trustees' considerations made pursuant to the procedures and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as the Trustees deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, or, as provided by the Declaration of Trust, reducing the number of the outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Fund's capital the shares necessary to eliminate or reduce the material dilution or other unfair results to investors or existing shareholders. Each shareholder will be deemed to have agreed to such a contribution in these circumstances by investment in the Fund.

   The Rule further requires that the Fund limits its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the Fund's objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than thirteen months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund would be required to invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

   An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b) either (i) is rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NSRO has issued a short-term rating with respect to the security, then by that NSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Trustees to be of comparable quality to any such rated security.

   As permitted by the Rule, the Trustees have delegated to the Fund's Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities (and securities that are rated only by a single NSRO) are comparable in quality to rated securities. The Advisor will, under the supervision of the Trustees, cause the Fund to dispose of any security as soon as practicable

                                                       18




   if the security is no longer of high quality, unless the Trustees determine that this action would not be in the best interest of the Fund.

   If the Trustees determine that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of any such change.

   The Fund will manage its portfolio in an effort to maintain a constant $1.00 per share price, but the Fund cannot assure that the value of the Fund's shares will never deviate from this price. Since dividends from net investment income (and net short-term capital gains, if any) are declared and accrued on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Fund's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Fund's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then-accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then-accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Fund may reduce or eliminate the payment of daily dividends for a period of time in an effort to restore the Fund's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Fund may reduce or eliminate the payment of dividends, and utilize a net asset value per share as determined by using available market quotations, or reduce the number of its shares outstanding.

   Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

   INFORMATION ON COMPUTATION OF YIELD

   The Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared

                                                       19




   therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

   The Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

   The Fund s annualized effective yield and annualized current yield, for the s e ven-day period ended September 30, 1996, were 4.46% and 4.37%, respectively.

   The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

   Yield information may be useful in reviewing the performance of the Fund a n d for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.

   DIVIDENDS, DISTRIBUTIONS, AND TAXES

   Dividends and Distributions. As discussed in the Fund's Prospectus, the Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. N e t income, for dividend purposes, includes accrued interest and amortization of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Fund.

   The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders. On

                                                       20




   occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

   Regulated  Investment  Company  Status.    The Fund intends to qualify as a
   regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund itself would not be subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions may be subject to state and local taxes.

   Shareholders will be subject to Federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the Federal dividends received deduction available to corporations.

   The Fund will seek to qualify for treatment as a RIC under the Code. Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, the Fund generally must distribute at least 98% of its income. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

   In addition, under the Code, the Fund will not qualify as a RIC for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). If the Fund does not satisfy the 30% Test for the Fund's first taxable year, or for any subsequent taxable year, the Fund will not qualify as a RIC for that year. If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income

                                                       21




   whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return to an investor from an investment in the Fund.

   In the event of a failure by the Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends-received deduction for corporate shareholders.

   If the Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service (the "IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

   If the Fund determines that the Fund will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

   Back-Up Withholding. The Fund is required to withhold and remit to the U.S. Treasury 31% of (i) reportable taxable dividends and distributions and
   (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Trust with a correct taxpayer identification number, who fails to report fully dividend or interest income, or who fails to certify to the Trust that the shareholder has provided a correct taxpayer identification number and that the shareholder is not subject to withholding. (An individual's taxpayer identification number is the individual's social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

   Other  Issues.    The Fund may be subject to tax or taxes in certain states
   where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from Federal tax treatment.

   Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to Federal, state, or local taxes.


                                                       22




   AUDITORS AND CUSTODIAN

   Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors and the independent certified public accountants of the Trust and the Fund. Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as the Custodian bank for the Trust and the Fund.

   FINANCIAL STATEMENTS

   Unaudited financial statements for the Fund, for the period from July 11, 1996 (the date the Fund commenced operations) to September 30, 1996, are included herein.










































                                                       23